Exhibit 99.1

FAIRNESS OPINION

RELATED TO THE ACQUISITION OF

PALM SPRINGS PARTNERS, LLC D/B/A MAXIM SURGICAL

BY FUSE MEDICAL, INC.

JULY 25, 2018

Prepared for:

Board of Directors

Fuse Medical, Inc.

July 25, 2018

Board of Directors

Fuse Medical, Inc.

1565 North Central Expressway

Suite 220

Richardson, TX 75080

Dear Members of the Board:

ValueScope, Inc. has been engaged to advise Fuse Medical, Inc. (“Fuse”) and its Board of Directors as to the fairness of the consideration to be paid by Fuse for the purchase of all of the stock of Palm Springs Partners, LLC d/b/a Maxim Surgical (“Maxim”) as outlined in the Securities Purchase Agreement (the “Purchase Agreement” of the “SPA”) dated July 27, 2018 (the “Closing Date”).

Based on a review of the Purchase Agreement, it is our understanding that the total possible consideration for the transaction is equal to the Closing Consideration of $3,400,000 plus or minus the net of the closing working capital and $100,000. The total consideration is to be paid in shares of Fuse common stock with a price equal to the 30-day VWAP as of three days prior to closing.

Our opinion is based on a review of publicly available business and financial information relating to Fuse. We have also reviewed internal financial and operating information related to Maxim. This opinion is based on financial analyses prepared in accordance with generally accepted valuation standards. These procedures included substantive valuation tests that we considered necessary and appropriate under the circumstances.

We are not acting as the financial advisor to Maxim or to Fuse or its shareholders in connection with this acquisition. It is understood that this letter is for the use of the Board of Directors and shareholders of Fuse and may be quoted, referred to, in whole or in part, in Fuse’s proxy statement. We understand that this letter may be filed with the Securities and Exchange Commission (SEC) by Fuse as part of Fuse’s Information Statement. This letter is not to be used with any other document in connection with the proposed merger, without the express written consent of ValueScope, Inc.

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Our analyses included, but were not necessarily limited to, the following procedures:

•	A review of the Securities Purchase Agreement dated July 27, 2018 to purchase 100% of the outstanding equity of Palm Springs Partners, LLC d/b/a Maxim Surgical by Fuse Medical, Inc.

•	A review of Fuse’s publicly available financial statements for the fiscal years ended December 31, 2016 through December 31, 2017 and the trailing twelve-month period ended March 31, 2018.

•	A review of projected income statements for Maxim for the period 2018 through 2022 provided by management (the “Management”).

•	A review of information relating to Maxim’s industry and similar companies.

•	Discussions with Management regarding the historical and projected operating performance of Maxim.

•	Discussions with Management regarding Maxim’s industry with respect to guideline companies and transactions.

•	A review of publicly available historical and financial information related to Fuse.

•	A review of Fuse’s recent trading activity on the Over-the-Counter Bulletin Board quotation service.

•	A review of pricing data of comparable guideline companies and industry transactions existing as of the closest available date prior to the Closing Date.

•	A review of the Fuse’s capital table.

We have not independently verified any of the foregoing information and have relied upon its completeness and accuracy in all material aspects. With respect to the financial forecasts, we have assumed that they have been reasonably prepared on a basis reflecting the best currently available estimates of Management as to the expected financial performance of Maxim.

Based upon and subject to the foregoing, including the various assumptions and limitations as set forth herein, it is our opinion that the consideration to be paid by Fuse for the outstanding stock of Maxim as outlined in the Purchase Agreement is FAIR to the shareholders of Fuse from a financial point of view.

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Our value calculations are presented in the Summary Schedule and in the tables below.

Summary
Fair Value (FV) of Fuse Equity	$36,400,000	Schedule E
Fuse Outstanding Shares (Pre-Transaction)	65,890,808

FV of Fuse Equity Per Share (Pre-Transaction)	$0.5524	per share
Closing Consideration/Maxim Equity Value	$3,400,000	Schedule J
Plus: Closing Net Working Capital	521,139
Less: Target Net Working Capital	(100,000)

Total Maxim Purchase Price	$3,821,139
Securities Purchase Agreement Fuse Share Price	$0.7500	Schedule K.1

Shares Provided as Equity Payment	5,094,852
Maxim Equity Value	$3,821,139
Fuse Equity Value	$36,400,000

Post-Transaction Equity Value	$40,221,139
Fuse Outstanding Shares (Post-Transaction)	70,985,660

Fully Diluted Fuse Equity Value Per Share (Post-Transaction)	$0.5666	per share

Conclusion—Deal is FAIR to Fuse Medical, Inc. Shareholders

We are independent of Fuse and Maxim and have no current or prospective economic interest in Fuse’s shares that are the subject of this opinion. Our fee for this opinion was in no way influenced by our conclusion.

Respectfully submitted,

ValueScope, Inc.

/s/ Steven C. Hastings
Steven C. Hastings, CPA/ABV/CFF, CGMA, ASA, CVA
Principal

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APPENDIX A—FUSE OFFER

Purchase Price

Fuse Medical, Inc. (the “Buyer”) will purchase one hundred percent (100%) of the outstanding equity securities (the “Securities”) of Palm Springs Partners, LLC d/b/a Maxim Surgical from Mr. Amir David Tahernia and Reed Medical Industries, Inc. (the “Sellers”) in the amount of $3,400,000 plus the excess working capital above $100,000 to be paid in membership interests (“Membership Interests”) following the closing of the transaction (the “Transaction”).

Equity Component

The purchase price for the Securities of CPM (the “Purchase Price”) would be paid by issuance of Membership Interests valued at the 30-day volume-weighted average price (VWAP) as of the three business days prior to the Closing Date.

The Purchase Price is to be paid as follows:

i.

Within seven business days of the Closing Date, the Buyer shall issue to each Seller certificates representing each Seller’s pro rata share of the Purchase Price in the form of shares of common stock of Fuse (the “Issued Securities”), at par value $0.01, bearing restrictive legends, with an aggregate value equal to the calculated 30-day VWAP as of three business days prior to the Closing Date.

ii.

Each Seller may elect to forgo up to $100,000 of the Purchase Price, in the form of the Issued Securities, and instead receive at the Closing Date the right to receive a one-time cash payment of $100,000, payable within thirty days after the Closing Date by delivering written notice of such election to the Buyer at least three business days prior to the Closing Date.

Post-Closing Adjustment

The Purchase Price is subject to adjustment following the Closing Date as follows:

i.

As soon as reasonably practicable, and in any event within sixty days after the Closing Date, Buyer shall deliver to the Sellers’ representative a written calculation of the Closing Net Working Capital, Closing Consideration, and the Purchase Price (the “Closing Date Calculation”), as determined by reference to the relevant provisions of the Purchase Agreement.

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ii.

Following the receipt by the Sellers’ representative of the Closing Date Calculation, Buyer shall permit and cause the Sellers’ representative and its representatives to have reasonable access during normal business hours to the books, records, and other documents pertaining to or used in connection with preparation of the Closing Date Calculation and provide the Sellers’ representative with copies thereof (as reasonably requested by the Sellers’ representative).

iii.

If the Sellers’ representative gives a timely Objection Notice as described in Section 1.4(b) of the Purchase Agreement, then Buyer and the Sellers’ representative will negotiate in good faith to resolve their disputes regarding the Closing Date Calculation. If Purchaser and the Sellers’ Representative are unable to resolve all disputes regarding the Closing Date Calculation on or prior to the 30th day after the delivery of the Objection Notice, then Buyer and the Sellers’ representative will retain Whitley Penn (Dallas, Texas, location) (the “Independent Dispute Arbitrator”), and shall instruct the Independent Dispute Arbitrator to resolve the dispute as soon as practicable, and in any event within thirty days, and Buyer and the Sellers’ representative and their respective agents shall cooperate with the Independent Dispute Arbitrator during its engagement.

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APPENDIX B—VALUATION ANALYSIS

Description of the Transaction

In the Securities Purchase Agreement (the “Purchase Agreement”) dated July 27, 2018, Fuse Medical, Inc. (“Fuse”) offered to acquire Palm Springs Partners, LLC d/b/a Maxim Surgical (“Maxim”) in exchange for a total consideration equal to $3,400,000 plus the excess working capital above $100,000 to be paid in membership interests (“Membership Interests”) following the closing of the transaction (the “Transaction”).

Maxim Surgical (“Maxim”)1

Maxim Surgical is a Texas limited liability company in Richardson, Texas that was established in 2011. Maxim is a supplier of durable medical equipment and medical supplies. Maxim main product marketed on the company website is the Max Fuse-C, a cervical interbody fusion system. The Max Fuse-C has the following features: large graft space for adequate grafting material; neutral and 6-degree lordotic options; multiple footprint options designed to maximize endplate contact and resist subsidence; superior and inferior tooth pattern to prevent implant migration; tantalum radiographic markers to provide visual assessment of implant placement and post-op examination; and machined in the USA from Solvay Zeniva® PEEK.

Fuse Medical, Inc. (“Fuse”)2

Fuse Medical, Inc., together with its subsidiaries, distributes medical devices in the United States. It offers orthopedic implants, including internal and external fixation products; upper and lower extremity plating and total joint reconstruction implants; soft tissue fixation and augmentation for sports medicine procedures; full spinal implants for trauma, degenerative disc disease, and deformity indications; and osteo-biologics and regenerative tissue which include human allografts, substitute bone materials, tendons, and regenerative tissues and fluids. The company serves hospitals, medical facilities, and sub-distributors. Fuse is based in Richardson, Texas.

[1]	Maxim business description taken from company website <http://www.maximsurgical.com/>
[2]	Fuse business description provided by Capital IQ

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Overview of the U.S. Economy

According to the third estimate released by the Bureau of Economic Analysis (BEA), the U.S. economy grew in the first quarter of 2018, with real gross domestic product (GDP) increasing at an annual rate of 2.0%, following a fourth quarter 2017 increase of 2.9%. The increase in real GDP in the first quarter reflected positive contributions from nonresidential fixed investment, PCE, exports, federal government spending, and state and local government spending that were partly offset by a negative contribution from residential fixed investment and private inventory investment.3

Forecasters surveyed by the Federal Reserve Bank of Philadelphia predicted, on average, a 3.0% annual real growth rate for the second and third quarters of 2018. The forecasters predicted, on average, that real GDP will grow 2.8% in 2018, 2.7% in 2019, 1.9% in 2020, and 2.0% in 2021. The forecasts for 2019 and 2021 are higher than previous estimates for the same periods.4

Employment

Nonfarm payroll employment, according to the Bureau of Labor Statistics (BLS), rose by 223,000 in May 2018. The unemployment rate in May 2018 was 3.8%. The BLS reported job gains in retail trade, health care, and construction.5

Forecasters surveyed by the Federal Reserve Bank of Philadelphia predicted, on average, that the unemployment rate will be 3.9% in 2018, 3.7% in 2019, 3.9% in 2020, and 4.0% in 2021.6

Inflation

According to the BLS, inflation, as measured by changes in the Consumer Price Index for All Urban Consumers (CPI-U), increased 0.2% in May 2018 on a seasonally adjusted basis. Over the previous 12 months, the all items index increased 2.8% before seasonal adjustment. The index for all items less food and energy rose 2.2% for the twelve-month period ending May 2018. The energy index rose 11.7% over the last year, while the food index increased 1.2%.7

[3]	U.S. Department of Commerce, Bureau of Economic Analysis, Gross Domestic Product: First Quarter 2018 (Third Estimate), June 28, 2018
[4]	Federal Reserve Bank of Philadelphia, Second Quarter 2018 Survey of Professional Forecasters, May 11, 2018
[5]	United States Department of Labor, Bureau of Labor Statistics, The Employment Situation: May 2018, June 1, 2018
[6]	Federal Reserve Bank of Philadelphia, Second Quarter 2018 Survey of Professional Forecasters, May 11, 2018
[7]	United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index: May 2018, June 12, 2018

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Forecasters surveyed by the Federal Reserve Bank of Philadelphia predicted, on average, inflation is expected to be 2.5% in 2018, 2.2% in 2019, and 2.3% in 2020. Over the next ten years, forecasters expect CPI inflation to average 2.25% annually.8

Interest Rates

The interest rate on the three-month Treasury bill increased from 1.01% as of June 30, 2017 to 1.89% as of June 30, 2018.9 The interest rate on the ten-year Treasury note increased from 2.31% as of June 30, 2017 to 2.85% as of June 30, 2018.10

As of June 30, 2018, the yields on Moody’s Aaa-rated corporate bonds and Baa-rated corporate bonds were 3.93% and 4.84%, respectively.11

[8]	Federal Reserve Bank of Philadelphia, Second Quarter 2018 Survey of Professional Forecasters, May 11, 2018
[9]	Federal Reserve Bank of St. Louis, Federal Reserve Economic Data, Series: DTB3MS, 3-Month Treasury Bill: Secondary Market Rate, last accessed July 3, 2018
[10]	Federal Reserve Bank of St. Louis, Federal Reserve Economic Data, Series: DGS10, 10-Year Treasury Constant Maturity Rate, last accessed July 3, 2018
[11]

Federal Reserve Bank of St. Louis, Federal Reserve Economic Data, Series: DAAA, Moody’s Seasoned Aaa Corporate Bond Yield©, Series: DBAA, Moody’s Seasoned Baa Corporate Bond Yield©, last accessed July 3, 2018

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Yield Curve

The spread between the thirty-year and the one-year treasury bills declined from 1.60% as of June 30, 2017 to 0.65% as of June 30, 2018.12

[12]	U.S. Department of the Treasury, Daily Treasury Yield Curve Rates, last accessed July 3, 2018

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Corporate Profits

According to the BEA, profits from current production (corporate profits with inventory valuation and capital consumption adjustments) increased $39.5 billion in the first quarter over the fourth of 2017, in contrast to a decrease of $1.1 billion in the fourth quarter of 2017 over the third quarter.13, 14

Stock Markets

The S&P 500 Total Return Index opened at 4,206.10 on June 30, 2017 and closed higher at 4,782.71 on June 30, 2018. This corresponds to an annual return of 13.7%. The NASDAQ Composite Total Return Index opened at 7,021.75 on June 30, 2017 and closed higher at 8,678.86 on June 30, 2018.15 This corresponds to an annual return of 23.6%. The Dow Jones Industrial Average Total Return Index opened at 45,510.04 on June 30, 2017 and closed higher at 52,930.99 on June 30, 2018. This corresponds to an annual return of 16.3%.

[13]	U.S. Department of Commerce, Bureau of Economic Analysis, Corporate Profits: First Quarter 2018, June 28, 2018
[14]	Federal Reserve Bank of St. Louis, Federal Reserve Economic Data, Series: CP, Corporate Profits After Tax (without IVA and CCAdj), last accessed July 3, 2018
[15]	S&P Capital IQ Database, last accessed July 3, 2018

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In the graph below, the June 30, 2017 values were set to 100.

Consumer Confidence

The Conference Board reported that the Consumer Confidence Index decreased in June 2018 to 126.4, down from 128.8 in May 2018.16 The index is based on a survey of consumer perceptions of present economic conditions and expectations of future conditions. The survey is based on a representative sample of 5,000 U.S. households and is considered a leading indicator of future consumer expenditures and economic activity.

The University of Michigan Survey of Consumers reported that the Index of Consumer Sentiment increased in June 2018 to 98.2, up from 98.0 in May 2018 and 95.0 in June 2017.17 The index is based on a survey of consumer perceptions of present economic conditions and expectations of future conditions. The survey is based on a sample of 500 phone interviews consisting of 50 core questions are conducted across the continental U.S. This is considered a leading indicator of future consumer expenditures and economic activity.

[16]	The Conference Board, Consumer Confidence Index, June 26, 2018
[17]	University of Michigan, Surveys of Consumers, June 2018

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Industry Review18

The medical supplies wholesaling industry (the “Industry”) distributes dental and medical supplies and equipment intended to improve or maintain health. Demand for wholesale activities associated with these products is highly correlated with demand for the products themselves. The median age of the population has risen over the past five years; as a result, the number of age-related nonelective procedures performed in the United States increased as well. Accordingly, the Industry revenue has increased steadily over the five years to 2017.

In particular, demand for medical devices used in elderly care has increased over this period and is expected to continue rising over the next five years. Rising product prices have also supported industry growth. Over the five years to 2017, Industry revenue is expected to increase at an annualized rate of 1.9% to total $193.8 billion, including a 2.3% increase in 2017. Revenue growth began to slow down as the Patient Protection and Affordable Care Act took effect and further regulated the Industry. In addition, as a result of consolidation among medical device manufacturers, wholesalers must take on most increases in input costs, thus limiting their profit margins. However, due to only slight increases in commodity prices, profit margins have grown over the past five years to 6.8% in 2017.

Over the five years to 2022, Industry revenue is projected to grow at an annualized rate of 3.0% to $224.2 billion. Revenue is projected to rise as healthcare providers continue to invest in new equipment to keep up with growing demand for healthcare services. New product development by medical device manufacturers will also contribute to Industry growth by offering new solutions to health issues. Mergers and acquisitions among medical device manufacturers will cause wholesalers to consolidate to maintain negotiating power and meet demands of newly expanded customers. Consolidation will help Industry operators reduce costs, therefore leading to a rise in profit margins.

Products & Markets

Sales of high-priced medical instruments fluctuate substantially from year to year, principally as providers replace aging equipment with newer technologies. However, newly developed high technology electromedical, interventional cardiology and orthopedic products have consistently helped boost growth shipments of wholesale medical devices. These high-technology products have increased as a percentage of total Industry sales due to increased demand by doctors and patients for less-

[18]	Information for this section taken from IBISWorld Industry Report 42345 – Medical Supplies Wholesaling in the U.S., dated October 2017.

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invasive, innovative products that improve the quality of patients’ lives and disease diagnosis and treatment. However, while advanced technology can fluctuate in price, the rest of the Industry is made up of less advanced products. Demand for these types of goods is fairly constant from year to year, because their prices are indirectly determined by patients. Prices for these goods are responsive to patient demographics and major population trends.

Major Markets

The overall healthcare market is characterized by healthcare providers that are consolidating into larger and more sophisticated entities to lower their total costs. Many of these providers have sought to lower total costs by taking advantage of value-added services offered by medical and surgical supply wholesalers. This trend has in turn driven consolidation within the Industry due to the competitive advantages that larger operators experience. Such economies of scale include the ability to serve nationwide customers, negotiate prices, buy inventory in large volumes and develop sophisticated technology platforms.

Competitive Structure Benchmarks

Profit

Operating profit, defined as earnings before interest and taxes, represents 6.8% of revenue for the average Industry wholesaler. Over the five years to 2017, profit has increased as a result of rising product prices and mounting demand. However, the 2.3% medical excise tax has cut into margins somewhat, and volume growth has been slightly offset by the negative impact of commodity price fluctuation on the cost of products sold. Despite this, increased healthcare spending has resulted in increased demand for Industry products.

Purchases

As is the case in most wholesaling industries, purchases account for the largest share of an average company’s revenue. The input costs for a particular company depend on the effect of supplier price changes and the impact of changes in inventory mix, but on average, purchases account for 73.3% of Industry revenue. A company’s ability to sustain gross margins partially depends on favorable terms and incentives from suppliers and suppliers’ continuing use of third-party distributors to sell and deliver their products. As an Industry company refines their supplier relationships, the percentage of revenue dedicated to purchases will decrease slightly. Industry operators can also keep purchasing costs down by entering into agreements with group purchasing organizations that negotiate distribution

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contracts on behalf of their members. Nonetheless, Industry purchase costs have gone up in recent years, due in part to the Patient Protection and Affordable Care Act’s imposition of an excise tax on some Industry-wholesaled medical devices; some upstream manufacturers have incorporated this new cost into the price of their products, thus increasing purchase costs for Industry wholesalers.

Wages

Labor costs account for an estimated 11.7% of revenue. Over the five years to 2017, wage costs have risen as the Industry has increasingly distributed more high-tech products, which require more advanced storage and transportation solutions. To offer wholesaling solutions that cater to these products, Industry operators have hired more highly paid engineers and other specialists to design storage and transport systems to handle these new products.

Other costs

Most Industry participants incur minimal marketing expenses, relying heavily on existing arrangements with suppliers and customers. However, to win new business and retain current clients, participants perform promotional activities such as distributing reminder gifts, note pads and pens. Additionally, Industry operators are increasingly advertising and selling via the internet, reducing the costs spent on other advertising forms. Depreciation expenses account for 0.8% of revenue. As the Industry continues to improve technologically, wholesale operators will look to implement more advanced machinery and equipment and capital costs will likely increase accordingly. Other Industry costs include insurance, repairs and legal fees.

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Valuation Methodology

There are three conceptually distinct methodologies that can be applied to determine the fair market value of a business or asset: (a) the income approach, (b) the market approach, and (c) the cost approach. Each of these generally accepted valuation methodologies are considered in the appraisal process and are more or less relevant given the nature of the business and the observable data used to apply the method.

The income and market approaches were utilized to arrive at a conclusion of value for Fuse’s and Maxim’s pre-transaction equity. The income approach directly measures the value of a company by estimating the expected cash flows derived from the business. The market approach provides an indication of value by observing the market value of guideline companies based on various pricing measures or transactions. The cost approach was considered but deemed not necessary because this approach tends to misstate the fundamental economic value of an ongoing business enterprise.

Summary of Supporting Schedules

Historical Financial Review of Fuse

The historical financial information for Fuse for the fiscal years ended December 31, 2016 and December 31, 2017 and the trailing twelve-month period (TTM) ended March 31, 2018 (the “Review Period”) is presented in Schedules A.1 through A.3. Schedule A.1 presents Fuse’s income statements, as issued in public filings with the Securities and Exchange Commission (SEC).

Fuse’s total revenue increased from $25.667 million at the end of fiscal year 2016 to $26.821 million reported by TTM 2018. Fuse’s SEC filings reported cost of sales of $11.257 million in 2016 and $14.645 million in TTM 2018. Cost of sales as a percentage of revenue as presented in the SEC filings ranged from 43.9% to 55.2%. Selling, general and administrative expenses (SG&A) fluctuated during the Review Period, ranging between $10.798 million and $11.523 million. SG&A expense as a percentage of revenue fluctuated between 40.9% and 43.7% of revenue during the Review Period.

Fuse reported earnings before interest, taxes, depreciation and amortization (EBITDA) of $3.182 million in 2016, $1.027 million in 2017, and $0.641 million in TTM 2018. Fuse’s historical income statements are presented in Schedule A.1

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Fuse’s total assets decreased from $19.576 million as of December 31, 2016 to $17.210 million as of March 31, 2018. Current assets decreased along with total assets from $18.737 million as of December 31, 2016 to $15.791 million as of March 31, 2018. Fuse’s total liabilities were $8.976 million as of December 31, 2016, $27.229 million as of December 31, 2017, and $25.788 million as of March 31, 2018. Fuse’s historical balance sheets are presented in Schedule A.2. Select financial and operating ratios are presented in Schedule A.3.

Fuse Income Approach – Discounted Cash Flow Model

The projected revenue and expenses in the discounted cash flow (DCF) model were based on a review of previous projected income statements provided by Management for the fiscal years ending December 31, 2018 through December 31, 2021 and discussions with Management regarding long-term growth. The nominal growth rate consists of a long-term inflation estimate of 2.25% and a real revenue growth rate. Management’s projected income statement implies nominal revenue growth of 6.0% year-over-year from 2018 to 2021.

The projected cost of sales as a percentage of revenue is based on Management projections and decreases from 55.6% of revenue in 2018 to 51.0% of revenue in 2021. Projected cost of sales is then estimated to equal 50.0% of revenue through the rest of the projection period. Projected SG&A expenses are based on Management projections and are expected to decrease from 36.3% of revenue in 2018 to 34.0% of revenue in 2021. Operating efficiencies and economies of scale are expected to drop SG&A to 33.0% of revenue by the residual period. The projected revenue and expenses are presented in Schedule B.1 and the projected income statements are presented in Schedule B.2.

The projected balance sheets (Schedule B.3) and capital expenditures (Schedule B.4) were determined based on historical financial information and ratios with input from Management.

In determining the valuation of Fuse’s pre-transaction equity utilizing the DCF model, we derived a weighted average cost of capital (WACC) for Fuse. The two components of the WACC calculation are the firm’s cost of equity capital and the firm’s cost of debt. We estimated Fuse’s cost of equity capital to be 13.2% and its cost of debt to be 3.7% after-tax. Applying a market debt/capital ratio of 4.1%, Fuse’s WACC was estimated to be 12.8%. The calculation of the WACC is presented in greater detail in Schedule B.6.

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Based upon the forecasts and methodologies of the DCF method, it is our opinion that Fuse’s pre-transaction equity value, as of July 19, 2018, can be reasonably stated as $34.910 million. These calculations are presented in Schedule B.7.

Fuse Market Approach—Guideline Public Company Method

The market approach analysis included an examination of guideline companies and pricing measures and industry transactions observable in the public and private markets.

We determined a conclusion of value based on a review of the pricing multiples of guideline companies. Based on discussions with Management and our own due diligence, we identified eight publicly traded guideline companies. We calculated and reviewed pricing multiples for each comparable company and as a group. Based on our analysis, we reviewed the mean, median, and 25th percentile of the enterprise value (EV) to sales multiples, the enterprise value (EV) to EBITDA multiples, and the enterprise value (EV) to EBIT multiples to derive a range of value.

The median of the observed EV/EBITDA multiples of 14.4x was applied to Fuse’s 2019 projected EBITDA value. The 2019 projected EBITDA value was selected as it allows for the completion of transactions and gives Management the opportunity to begin executing their plan. The unadjusted enterprise value (a future value) is then discounted using the WACC to arrive at the adjusted enterprise value (a present value). We then added cash and subtracted debt to arrive at the implied equity value on a minority, marketable basis. A control premium of 28.1%19 was then applied to determine the total equity value, on a controlling basis, of $39.199 million. The guideline public company analysis is presented in Schedules C.1 through C.2.

Fuse Market Approach – Merger & Acquisition Method

Our transaction search was based upon proprietary research of target companies within the industry and discussions with Management. After a review of numerous transactions, we identified 13 transactions that we believe are relevant to Fuse and the potential acquisition.

We reviewed EV/Sales and EV/EBITDA multiples. We selected the 75th% EV/EBITDA multiple to apply to Fuse’s 2019 EBITDA. The unadjusted enterprise value (a future value) is then discounted using the WACC to arrive at the adjusted enterprise value

[19]

A 28.1% control premium is based median control premium from the M&A transactions presented in Schedule D. Schedule K.2 provides a breakdown of the Mergerstat data and the control premiums for the identified M&A transactions.

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(a present value). After applying the discount factor, the adjusted enterprise value is $38.529 million. We then added cash and subtracted debt to determine a concluded equity value of $36.503 million. The merger and acquisition analysis is presented in Schedule D.

Fuse Pre-Transaction Equity Value

We utilized the income approach and the market approach to derive conclusions of value for Fuse’s pre-transaction equity on a controlling-interest basis. The conclusion of value from the DCF model was the lowest calculated value in our analysis and equals $34.910 million. The two market approaches indicate a value between $36.503 million and $39.199 million. The income and market approaches were weighted equally and resulted in a concluded equity of $36.4 million, as presented in Schedule E.

Historical Financial Review of Maxim

The historical financial information for Maxim for the fiscal years ended December 31, 2014 through December 31, 2017 and the trailing twelve-month period (TTM) ended May 31, 2018 (the “Review Period”) is presented in Schedules F.1 through F.3.

Maxim’s total revenue decreased from $1.331 million 2014 to $1.034 million in 2015 then increased each year to $1.229 million by TTM 2018. Maxim’s cost of sales moved with revenue fluctuating between $0.526 million and $0.733 million. Cost of sales as a percentage of revenue ranged from 47.2% to 59.7%. Selling, general and administrative expenses (SG&A) fluctuated during the Review Period, ranging between $0.182 million and $0.305 million. SG&A expense as a percentage of revenue fluctuated between 15.2% and 23.3% of revenue during the Review Period.

Maxim reported earnings before interest, taxes, depreciation, and amortization (EBITDA) of $0.398 million in 2014, $0.267 million in 2015, $0.256 million in 2016, $0.341 million in 2017, and $0.224 million in TTM 2018. Maxim’s historical income statements are presented in Schedule F.1

Maxim’s total assets ranged between $0.324 million and $0.703 million during the Review Period. Maxim reported all current assets during the Review Period. Maxim’s total liabilities were $0.086 million as of December 31, 2014, $0.245 million as of December 31, 2015, then decreased to $0.109 million as of May 31, 2018. Maxim’s historical balance sheets are presented in Schedule F.2. Select financial and operating ratios are presented in Schedule F.3.

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Maxim Income Approach – Discounted Cash Flow Model

The projected revenue and expenses in the discounted cash flow (DCF) model were based on a review of projected income statements provided by Management for the fiscal years ending December 31, 2018 through December 31, 2021 and discussions with Management regarding long-term growth. The nominal growth rate consists of a long-term inflation estimate of 2.25% and a real revenue growth rate. Management’s projected income statement implies nominal revenue growth of 6.0% year-over-year from 2018 to 2021.

The projected cost of sales as a percentage of revenue is based on Management projections and decreases from 60.0% of revenue in 2018 to 54.0% of revenue in 2021. Projected cost of sales is then estimated to equal 54.0% of revenue through the rest of the projection period. Projected SG&A expenses are based on Management projections and are expected to decrease from 22.0% of revenue in 2018 to 16.0% of revenue in 2021. This was projected to remain throughout the rest of the projection period. The projected revenue and expenses are presented in Schedule G.1 and the projected income statements are presented in Schedule G.2.

The projected balance sheets (Schedule G.3) were determined based on historical financial information and ratios with input from Management.

In determining the valuation of Maxim’s pre-transaction equity utilizing the DCF model, we derived a weighted average cost of capital (WACC) for Maxim. The two components of the WACC calculation are the firm’s cost of equity capital and the firm’s cost of debt. We estimated Fuse’s cost of equity capital to be 13.2% and its cost of debt to be 3.7% after-tax. Applying a market debt/capital ratio of 4.1%, Fuse’s WACC was estimated to be 12.8%. The calculation of the WACC is presented in greater detail in Schedule G.4.

Based upon the forecasts and methodologies of the DCF method, it is our opinion that Maxim’s pre-transaction equity value, as of July 19, 2018, can be reasonably stated as $3.296 million. These calculations are presented in Schedule G.5.

Maxim Market Approach—Guideline Public Company Method

The market approach analysis included an examination of guideline companies and pricing measures and industry transactions observable in the public and private markets.

VALUESCOPE	Appendix B | Page 14

We determined a conclusion of value based on a review of the pricing multiples of guideline companies. Based on discussions with Management and our own due diligence, we identified eight publicly traded guideline companies. We calculated and reviewed pricing multiples for each comparable company and as a group. Based on our analysis, we reviewed the mean, median, and 25th percentile of the enterprise value (EV) to sales multiples, the enterprise value (EV) to EBITDA multiples, and the enterprise value (EV) to EBIT multiples to derive a range of value.

The 25th percentile of the observed EV/EBITDA multiples of 10.5x was applied to Maxim’s TTM 2018 EBITDA value. We then added cash and subtracted debt to arrive at the implied equity value on a minority, marketable basis. A control premium of 28.1%20 was then applied to determine the total equity value, on a controlling basis, of $3.160 million. The guideline public company analysis is presented in Schedules H.1 through H.2.

Maxim Market Approach – Merger & Acquisition Method

Our transaction search was based upon proprietary research of target companies within the industry and discussions with Management. After a review of numerous transactions, we identified 13 transactions that we believe are relevant to Fuse and the potential acquisition.

We reviewed EV/Sales and EV/EBITDA multiples. We selected the median EV/EBITDA multiple to apply to Maxim’s TTM 2018 EBITDA. We then added cash and subtracted debt to determine a concluded equity value of $3.823 million. The merger and acquisition analysis is presented in Schedule I.

Maxim Pre-Transaction Equity Value

We utilized the income approach and the market approach to derive conclusions of value for Fuse’s pre-transaction equity on a controlling-interest basis. The conclusion of value from the DCF model was equal to $3.296 million. The two market approaches indicate a value between $3.160 million and $3.823 million. The income and market approaches were weighted equally and resulted in a concluded equity of $3.4 million, as presented in Schedule J.

[20]

A 28.1% control premium is based median control premium from the M&A transactions presented in Schedule D. Schedule K.2 provides a breakdown of the Mergerstat data and the control premiums for the identified M&A transactions.

VALUESCOPE	Appendix B | Page 15

Transaction Analysis

We also reviewed Fuse’s historical trading history and share prices. According to Section 1.2(c)(i) of the Purchase Agreement, the purchase price based on the 30-day volume-weighted average price (VWAP) of Fuse.

Historical Fuse share prices and trading volume are presented in the table below.21

Fuse Medical, Inc. (FZMD) Historical Share Data
Date	Open	High	Low	Close	Adj Close	Volume
19-Jul-18	0.75	0.75	0.75	0.75	0.75
18-Jul-18	0.75	0.75	0.75	0.75	0.75
17-Jul-18	0.75	0.75	0.75	0.75	0.75
16-Jul-18	0.75	0.75	0.75	0.75	0.75	800
13-Jul-18	1.00	1.00	0.75	0.75	0.75	2,000
12-Jul-18	1.01	1.01	1.01	1.01	1.01
11-Jul-18	1.01	1.01	1.01	1.01	1.01
10-Jul-18	1.01	1.01	1.01	1.01	1.01
9-Jul-18	1.01	1.01	1.01	1.01	1.01
6-Jul-18	1.01	1.01	1.01	1.01	1.01
5-Jul-18	1.01	1.01	1.01	1.01	1.01
3-Jul-18	1.01	1.01	1.01	1.01	1.01
2-Jul-18	1.01	1.01	1.01	1.01	1.01
29-Jun-18	1.01	1.01	1.01	1.01	1.01
28-Jun-18	1.01	1.01	1.01	1.01	1.01
27-Jun-18	1.01	1.01	1.01	1.01	1.01
26-Jun-18	1.01	1.01	1.01	1.01	1.01
25-Jun-18	1.01	1.01	1.01	1.01	1.01
22-Jun-18	1.01	1.01	1.01	1.01	1.01
21-Jun-18	1.01	1.01	1.01	1.01	1.01
20-Jun-18	1.01	1.01	1.01	1.01	1.01

The most recent 30-day VWAP of Fuse is equal to $0.7500 per share. This analysis is presented in Schedule K.1

[21]	Fuse Medical historical share data taken from Yahoo Finance.

VALUESCOPE	Appendix B | Page 16

Fairness Opinion Conclusion

We calculated Fuse’s pre-transaction equity value per share to be $0.5524. We then calculated Maxim’s equity value to equal $3.400 million. Along with the net working capital adjustment, the total purchase price was calculated to equal $3.821 million. The concluded post-transaction Fuse equity value per share is equal to $0.5666. These calculations are presented in Summary Schedule and in the tables below.

Summary
Fair Value (FV) of Fuse Equity	$36,400,000	Schedule E
Fuse Outstanding Shares (Pre-Transaction)	65,890,808

FV of Fuse Equity Per Share (Pre-Transaction)	$0.5524	per share

Closing Consideration/Maxim Equity Value	$3,400,000	Schedule J
Plus: Closing Net Working Capital	521,139
Less: Target Net Working Capital	(100,000)

Total Maxim Purchase Price	$3,821,139
Securities Purchase Agreement Fuse Share Price	$0.7500	Schedule K.1

Shares Provided as Equity Payment	5,094,852

Maxim Equity Value	$3,821,139
Fuse Equity Value	$36,400,000

Post-Transaction Equity Value	$40,221,139
Fuse Outstanding Shares (Post-Transaction)	70,985,660

Fully Diluted Fuse Equity Value Per Share (Post-Transaction)	$0.5666	per share

Conclusion - Deal is FAIR to Fuse Medical, Inc. Shareholders

Based on our analysis, the Transaction is FAIR to shareholders in Fuse from a financial point of view.

VALUESCOPE	Appendix B | Page 17

SCHEDULES (Page Number)

SUMMARY AND CONCLUSION	SUMMARY (1)
FINANCIAL STATEMENT ANALYSIS – FUSE	A
Historical Income Statements	A.1 (2)
Historical Balance Sheets	A.2 (3)
Selected Financial and Operating Ratios	A.3 (4)
DISCOUNTED CASH FLOW METHOD – FUSE	B
Summary of Projection Inputs	B.1 (5)
Projected Income Statements	B.2 (6)
Projected Balance Sheets	B.3 (7)
Projected Capital Expenditures	B.4 (8)
Projected Tax Expenses	B.5 (9)
Weighted Average Cost of Capital	B.6 (10)
Synthesis of Net Cash Flow	B.7 (11)
GUIDELINE PUBLIC COMPANY METHOD – FUSE	C
Determination of Relevant Multiples	C.1 (12)
Summary and Application of Multiples	C.2 (13)
MERGER AND ACQUISITION METHOD – FUSE	D (14)
EQUITY VALUATION SUMMARY – FUSE	E (15)
FINANCIAL STATEMENT ANALYSIS – MAXIM	F
Historical Income Statements	F.1 (16)
Historical Balance Sheets	F.2 (17)
Selected Financial and Operating Ratios	F.3 (18)
DISCOUNTED CASH FLOW METHOD – MAXIM	G
Summary of Projection Inputs	G.1 (19)
Projected Income Statements	G.2 (20)
Projected Balance Sheets	G.3 (21)
Weighted Average Cost of Capital	G.4 (22)
Synthesis of Net Cash Flow	G.5 (23)

SCHEDULES (Page Number)

GUIDELINE PUBLIC COMPANY METHOD – MAXIM	H
Determination of Relevant Multiples	H.1 (24)
Summary and Application of Multiples	H.2 (25)
MERGER AND ACQUISITION METHOD – MAXIM	I (26)
EQUITY VALUATION SUMMARY – MAXIM	J (27)
TRANSACTION ANALYSIS	K
Securities Purchases Agreement Share Price	K.1 (28)
Review of Control Premium Data	K.2 (29)
Fairness Opinion Conclusion	K.3 (30)

Fuse/Maxim Transaction Fairness Opinion
Summary and Conclusion	Valuation Date: July 19, 2018

Summary
Fair Value (FV) of Fuse Equity	$36,400,000	Schedule E
Fuse Outstanding Shares (Pre-Transaction)	65,890,808

FV of Fuse Equity Per Share (Pre-Transaction)	$0.5524	per share

Closing Consideration/Maxim Equity Value	$3,400,000	Schedule J
Plus: Closing Net Working Capital	521,139
Less: Target Net Working Capital	(100,000)

Total Maxim Purchase Price	$3,821,139
Securities Purchase Agreement Fuse Share Price	$0.7500	Schedule K.1

Shares Provided as Equity Payment	5,094,852

Maxim Equity Value	$3,821,139
Fuse Equity Value	$36,400,000

Post-Transaction Equity Value	$40,221,139
Fuse Outstanding Shares (Post-Transaction)	70,985,660

Fully Diluted Fuse Equity Value Per Share (Post-Transaction)	$0.5666	per share

Conclusion - Deal is FAIR to Fuse Medical, Inc. Shareholders

Fuse/Maxim Transaction Fairness Opinion	Schedule A.1
Financial Statement Analysis - Fuse Medical, Inc.	Valuation Date: July 19, 2018

Historical Income Statements

	For the Year Ended:
	31-Dec-16		31-Dec-17		31-Mar-18
	Restated	%	Restated	%	TTM	%
Revenue	$25,666,650	100.0%	$26,407,206	100.0%	$26,820,910	100.0%
Cost of sales (COS)	11,256,887	43.9%	14,582,416	55.2%	14,644,968	54.6%

Gross Profit	14,409,763	56.1%	11,824,790	44.8%	12,175,942	45.4%
Selling, general & administrative (SG&A) expenses	11,227,265	43.7%	10,797,597	40.9%	11,523,454	43.0%

Earnings before interest, taxes, depreciation & amortization (EBITDA)	3,182,498	12.4%	1,027,193	3.9%	652,488	2.4%
Depreciation expense	19,091	0.1%	14,521	0.1%	11,253	0.0%

Earnings before interest & taxes (EBIT)	3,163,407	12.3%	1,012,672	3.8%	641,235	2.4%
Interest (expense)	(147,000)	-0.6%	(162,000)	-0.6%	(166,000)	-0.6%

Other income, net	(147,000)	-0.6%	(162,000)	-0.6%	(166,000)	-0.6%

Net Income	$3,016,407	11.8%	$850,672	3.2%	$475,235	1.8%

Annualized Growth Rates
Revenue	NA		2.9%		6.5%
Gross Profit	NA		-17.9%		12.6%
EBITDA	NA		-67.7%		-84.1%
EBIT	NA		-68.0%		-84.3%
Net Income	NA		-71.8%		-90.6%

Fuse/Maxim Transaction Fairness Opinion	Schedule A.2
Financial Statement Analysis - Fuse Medical, Inc.	Valuation Date: July 19, 2018

Historical Balance Sheets

	As of:
	31-Dec-16		31-Dec-17		31-Mar-18
	Actual	%	Actual	%	Actual	%
Current Assets
Cash & cash equivalents	$778,447	4.0%	$804,715	4.2%	$797,803	4.6%
Accounts receivable, net	6,508,286	33.2%	6,570,382	34.1%	4,709,077	27.4%
Inventory	11,426,828	58.4%	10,626,769	55.2%	10,253,260	59.6%
Prepaid expenses and other CA	23,018	0.1%	32,466	0.2%	30,757	0.2%

Total Current Assets	18,736,579	95.7%	18,034,332	93.7%	15,790,897	91.8%
Fixed assets, net	14,747	0.1%	16,895	0.1%	14,817	0.1%
Other assets	3,822	0.0%	375,278	1.9%	583,670	3.4%
Goodwill	820,650	4.2%	820,650	4.3%	820,650	4.8%

Total Assets	$19,575,798	100.0%	$19,247,155	100.0%	$17,210,034	100.0%

Current Liabilities
Accounts payable	$2,452,922	12.5%	$2,588,091	13.4%	$1,534,437	8.9%
Accrued expenses	3,068,054	15.7%	1,830,679	9.5%	2,185,661	12.7%
Current portion long-term debt	3,455,347	17.7%	3,565,351	18.5%	2,823,783	16.4%

Total Current Liabilities	8,976,323	45.9%	7,984,121	41.5%	6,543,881	38.0%
Other long-term liabilities	—	0.0%	19,244,543	100.0%	19,244,543	111.8%

Total Liabilities	8,976,323	45.9%	27,228,664	141.5%	25,788,424	149.8%
Total Equity	10,599,475	54.1%	(7,981,509)	-41.5%	(8,578,390)	-49.8%

Total Liabilities & Equity	$19,575,798	100.0%	$19,247,155	100.0%	$17,210,034	100.0%

Fuse/Maxim Transaction Fairness Opinion	Schedule A.3
Financial Statement Analysis - Fuse Medical, Inc.	Valuation Date: July 19, 2018

Select Financial and Operating Ratios

		For the Year Ended:
		31-Dec-16			31-Dec-17			31-Mar-18
DuPont Analysis
Asset turnover			131.1%			137.2%			155.8%
Operating margin			12.3%			3.8%			2.4%
Interest burden			95.4%			84.0%			74.1%
Tax retention rate		x	100.0%		x	100.0%		x	100.0%

Return on assets			15.4%			4.4%			2.8%
Financial leverage		x	1.85		x	(2.41)		x	(2.01)

Return on book value of equity			28.5%			-10.7%			-5.5%

Short-term Liquidity											Average
Working capital, excluding short-term debt		$13,215,603				$13,615,562			$12,070,799
% revenue			51.5%			51.6%			45.0%		49.4%
Current ratio			2.1	x		2.3	x		2.4	x	2.3	x
Quick Ratio			0.8	x		0.9	x		0.8	x	0.9	x

	Basis
Days cash & equivalent	COS + SG&A		13			12			11		12
Prepaid expenses	SG&A expenses		0.2%			0.3%			0.3%		0.3%
Days A/R	Revenue		93			91			64		82
Days inventory	Cost of sales		371			266			256		297
Days A/P	Cost of sales		80			65			38		61
Days accrued expenses SG&A expenses			100			62			69		77

Fixed Asset Analysis											Average
Net fixed assets			$14,747			$16,895			$14,817
% revenue			0.1%			0.1%			0.1%		0.1%
Fixed asset utilization			1,740.5	x		1,563.0	x		1,810.1	x	1,704.5	x
Depreciation expense			$19,091			$14,521			$11,253

Solvency Ratios											Average
Total Liabilities-to-Total Equity			0.8	x		-3.4	x		-3.0	x	-1.9	x
Total Liabilities-to-Total Liabilities & Equity			0.5	x		1.4	x		1.5	x	1.1	x

Profit Margins											Average
Gross margin			56.1%			44.8%			45.4%		29.3%
EBITDA margin			12.4%			3.9%			2.4%		3.7%
EBIT margin			12.3%			3.8%			2.4%		3.7%
Net income margin			11.8%			3.2%			1.8%		3.3%

Fuse/Maxim Transaction Fairness Opinion	Schedule B.1
Discounted Cash Flow Method - Fuse Medical, Inc.	Valuation Date: July 19, 2018

Summary of Projection Inputs

Income Statement Inputs

	For the Projected Year Ended:
	31-Dec-18	31-Dec-19	31-Dec-20	31-Dec-21	31-Dec-22	31-Dec-23	31-Dec-24	31-Dec-25	31-Dec-26	31-Dec-27	Residual
Inflation estimate	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%
Real revenue growth rate	3.7%	3.7%	3.7%	3.7%	3.7%	3.2%	2.7%	2.2%	1.7%	1.2%	0.0%

Revenue growth rate	6.0%	6.0%	6.0%	6.0%	6.0%	5.5%	5.0%	4.5%	4.0%	3.5%	2.3%
Cost of sales (COS) (% of revenue)	55.6%	54.0%	53.0%	51.0%	50.0%	50.0%	50.0%	50.0%	50.0%	50.0%	50.0%
Gross profit margin	44.4%	46.0%	47.0%	49.0%	50.0%	50.0%	50.0%	50.0%	50.0%	50.0%	50.0%
SG&A expenses (% of revenue)	36.3%	38.0%	35.0%	34.0%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%
EBITDA margin	8.1%	8.0%	12.0%	15.0%	17.0%	17.0%	17.0%	17.0%	17.0%	17.0%	17.0%
Income tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Balance Sheet Inputs
	For the Projected Year Ended:
	31-Dec-18	31-Dec-19	31-Dec-20	31-Dec-21	31-Dec-22	31-Dec-23	31-Dec-24	31-Dec-25	31-Dec-26	31-Dec-27	Residual
Days cash & equivalents	10.0	5.5	5.5	5.5	5.5	5.5	5.5	5.5	5.5	5.5	5.5
Basis: COS + SG&A
Days A/R	65.0	60.0	60.0	60.0	60.0	60.0	60.0	60.0	60.0	60.0	60.0
Basis: Revenue
Days inventory	255.0	275.0	275.0	275.0	275.0	275.0	275.0	275.0	275.0	275.0	275.0
Basis: Cost of sales
Prepaid expenses	0.3%	0.3%	0.3%	0.3%	0.3%	0.3%	0.3%	0.3%	0.3%	0.3%	0.3%
Basis: SG&A expenses
Days A/P	40.0	40.0	40.0	40.0	40.0	40.0	40.0	40.0	40.0	40.0	40.0
Basis: Cost of sales
Days accrued expenses	80.0	80.0	90.0	90.0	90.0	90.0	90.0	90.0	90.0	90.0	90.0
Basis: SG&A expenses

Fuse/Maxim Transaction Fairness Opinion	Schedule B.2
Discounted Cash Flow Method - Fuse Medical, Inc.	Valuation Date: July 19, 2018

Projected Income Statements

	Base
	Period	For the Projected Year Ended:
	31-Dec-17	31-Dec-18	31-Dec-19	31-Dec-20	31-Dec-21	31-Dec-22	31-Dec-23	31-Dec-24	31-Dec-25	31-Dec-26	31-Dec-27	Residual
Revenue	$26,407,206	$27,991,638	$29,671,137	$31,451,405	$33,338,489	$35,338,799	$37,282,433	$39,146,554	$40,908,149	$42,544,475	$44,033,532	$45,024,286
Annual Growth Rate		6.0%	6.0%	6.0%	6.0%	6.0%	5.5%	5.0%	4.5%	4.0%	3.5%	2.3%
Cost of sales (COS)	14,582,416	15,563,351	16,022,414	16,669,245	17,002,630	17,669,399	18,641,216	19,573,277	20,454,075	21,272,238	22,016,766	22,512,143

Gross Profit	11,824,790	12,428,287	13,648,723	14,782,160	16,335,860	17,669,399	18,641,216	19,573,277	20,454,075	21,272,238	22,016,766	22,512,143
SG&A expenses	10,797,597	10,160,964	11,275,032	11,007,992	11,335,086	11,661,804	12,303,203	12,918,363	13,499,689	14,039,677	14,531,066	14,858,014

Earnings before interest, taxes, depreciation & amortization (EBITDA)	1,027,193	2,267,323	2,373,691	3,774,169	5,000,773	6,007,596	6,338,014	6,654,914	6,954,385	7,232,561	7,485,700	7,654,129
Depreciation expense	14,521	20,429	7,280	11,250	15,459	19,921	21,093	22,290	23,484	24,646	25,743	26,721

Earnings before interest & taxes (EBIT)	1,012,672	2,246,894	2,366,411	3,762,918	4,985,314	5,987,675	6,316,920	6,632,625	6,930,902	7,207,915	7,459,957	7,627,408
Current income taxes		459,864	484,685	777,906	1,034,807	1,245,760	1,314,895	1,381,191	1,443,833	1,502,014	1,554,953	1,601,756
Deferred taxes		11,984	12,261	12,307	12,109	11,651	11,658	11,660	11,657	11,648	11,638	—

Total taxes		471,848	496,946	790,213	1,046,916	1,257,412	1,326,553	1,392,851	1,455,489	1,513,662	1,566,591	1,601,756

Net Income		$1,775,046	$1,869,465	$2,972,705	$3,938,398	$4,730,263	$4,990,367	$5,239,773	$5,475,412	$5,694,253	$5,893,366	$6,025,652

Profit Margins						Projected Profit Margins
Gross margin	44.8%	44.4%	46.0%	47.0%	49.0%	50.0%	50.0%	50.0%	50.0%	50.0%	50.0%	50.0%
EBITDA margin	3.9%	8.1%	8.0%	12.0%	15.0%	17.0%	17.0%	17.0%	17.0%	17.0%	17.0%	17.0%
EBIT margin	3.8%	8.0%	8.0%	12.0%	15.0%	16.9%	16.9%	16.9%	16.9%	16.9%	16.9%	16.9%
Net income margin	0.0%	6.3%	6.3%	9.5%	11.8%	13.4%	13.4%	13.4%	13.4%	13.4%	13.4%	13.4%
Effective tax rate	NM	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Fuse/Maxim Transaction Fairness Opinion	Schedule B.3
Discounted Cash Flow Method - Fuse Medical, Inc.	Valuation Date: July 19, 2018

Projected Balance Sheets

	Base
	Period	Projected As Of:
	31-Dec-17	31-Dec-18	31-Dec-19	31-Dec-20	31-Dec-21	31-Dec-22	31-Dec-23	31-Dec-24	31-Dec-25	31-Dec-26	31-Dec-27	Residual
Current Assets
Cash & cash equivalents	$804,715	$704,776	$411,331	$417,054	$427,007	$441,977	$466,286	$489,600	$511,632	$532,097	$550,721	$563,112
Accounts receivable, net	6,570,382	4,984,812	4,877,447	5,170,094	5,480,300	5,809,118	6,128,619	6,435,050	6,724,627	6,993,612	7,238,389	7,401,253
Inventory	10,626,769	10,873,026	12,071,682	12,559,020	12,810,200	13,312,561	14,044,752	14,746,990	15,410,604	16,027,028	16,587,974	16,961,204
Prepaid expenses & other current assets	32,466	30,483	33,825	33,024	34,005	34,985	36,910	38,755	40,499	42,119	43,593	44,574

Total Current Assets	18,034,332	16,593,097	17,394,285	18,179,192	18,751,512	19,598,641	20,676,566	21,710,395	22,687,363	23,594,857	24,420,677	24,970,142
Fixed assets, net	16,895	14,135	25,585	34,188	39,773	42,159	44,599	47,020	49,359	51,569	53,620	55,320
Other Assets	375,278	375,278	375,278	375,278	375,278	375,278	375,278	375,278	375,278	375,278	375,278	375,278
Goodwill	820,650	820,650	820,650	820,650	820,650	820,650	820,650	820,650	820,650	820,650	820,650	820,650

Total Assets	$19,247,155	$17,803,160	$18,615,798	$19,409,308	$19,987,213	$20,836,728	$21,917,094	$22,953,343	$23,932,650	$24,842,354	$25,670,226	$26,221,391

Current Liabilities
Accounts payable	$2,588,091	$1,705,573	$1,755,881	$1,826,767	$1,863,302	$1,936,373	$2,042,873	$2,145,017	$2,241,542	$2,331,204	$2,412,796	$2,467,084
Accrued expenses	1,830,679	2,227,061	2,471,240	2,714,299	2,794,953	2,875,513	3,033,666	3,185,350	3,328,691	3,461,838	3,583,002	3,663,620
Current portion of long-term debt	3,565,351	3,565,351	3,565,351	3,565,351	3,565,351	3,565,351	3,565,351	3,565,351	3,565,351	3,565,351	3,565,351	3,565,351

Total Current Liabilities	7,984,121	7,497,984	7,792,472	8,106,417	8,223,606	8,377,237	8,641,890	8,895,717	9,135,584	9,358,393	9,561,150	9,696,055
Deferred tax liability / (asset)	—	11,984	24,245	36,552	48,661	60,312	71,970	83,630	95,287	106,935	118,574	118,574
Other long-term liabilities	19,244,543	19,244,543	19,244,543	19,244,543	19,244,543	19,244,543	19,244,543	19,244,543	19,244,543	19,244,543	19,244,543	19,244,543

Total Liabilities	27,228,664	26,754,511	27,061,260	27,387,512	27,516,810	27,682,092	27,958,404	28,223,891	28,475,414	28,709,871	28,924,266	29,059,172
Total Capital
Beginning capital		(7,981,509)	(8,951,351)	(8,445,461)	(7,978,204)	(7,529,597)	(6,845,364)	(6,041,310)	(5,270,548)	(4,542,764)	(3,867,518)	(3,254,041)
Current period earnings (loss)		1,775,046	1,869,465	2,972,705	3,938,398	4,730,263	4,990,367	5,239,773	5,475,412	5,694,253	5,893,366	6,025,652
Net cash flow		2,744,888	1,363,575	2,505,448	3,489,791	4,046,030	4,186,313	4,469,011	4,747,629	5,019,007	5,279,889	5,609,393

Ending Capital	(7,981,509)	(8,951,351)	(8,445,461)	(7,978,204)	(7,529,597)	(6,845,364)	(6,041,310)	(5,270,548)	(4,542,764)	(3,867,518)	(3,254,041)	(2,837,781)
Total Liabilities & Capital	$19,247,155	$17,803,160	$18,615,798	$19,409,308	$19,987,213	$20,836,728	$21,917,094	$22,953,343	$23,932,650	$24,842,354	$25,670,226	$26,221,391

Working capital (CA - CL)	$13,615,562	$12,660,463	$13,167,165	$13,638,126	$14,093,257	$14,786,755	$15,600,027	$16,380,028	$17,117,130	$17,801,815	$18,424,878	$18,839,438
WC balance as % revenue	51.6%	45.2%	44.4%	43.4%	42.3%	41.8%	41.8%	41.8%	41.8%	41.8%	41.8%	41.8%
Additions (subtractions) thereto		(955,099)	506,701	470,962	455,131	693,498	813,272	780,001	737,101	684,685	623,064	414,560

Fuse/Maxim Transaction Fairness Opinion	Schedule B.4
Discounted Cash Flow Method - Fuse Medical, Inc.	Valuation Date: July 19, 2018

Projected Capital Expenditures
		31-Dec-18	31-Dec-19	31-Dec-20	31-Dec-21	31-Dec-22	31-Dec-23	31-Dec-24	31-Dec-25	31-Dec-26	31-Dec-27	Residual
Fixed asset utilization rate		1,980.3x	1,159.7x	920.0x	838.2x	838.2x	835.9x	832.5x	828.8x	825.0x	821.2x	813.9x
Required assets		$14,135	$25,585	$34,188	$39,773	$42,159	$44,599	$47,020	$49,359	$51,569	$53,620	$55,320
Beginning assets		16,895	14,135	25,585	34,188	39,773	42,159	44,599	47,020	49,359	51,569	53,620
Depreciation		20,429	7,280	11,250	15,459	19,921	21,093	22,290	23,484	24,646	25,743	26,721

Required capital expenditures		$17,669	$18,729	$19,853	$21,044	$22,307	$23,534	$24,710	$25,822	$26,855	$27,795	$28,421

As % revenue		0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Economic / Book Depreciation Schedule:
Existing assets, net	16,895
Depreciation life - existing assets	1	$16,895	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Depreciation life - capital expenditure	5
Capital expenditures - 2018	$17,669	3,534	3,534	3,534	3,534	3,534	—	—	—	—	—	—
Capital expenditures - 2019	18,729		3,746	3,746	3,746	3,746	3,746	—	—	—	—	—
Capital expenditures - 2020	19,853			3,971	3,971	3,971	3,971	3,971	—	—	—	—
Capital expenditures - 2021	21,044				4,209	4,209	4,209	4,209	4,209	—	—	—
Capital expenditures - 2022	22,307					4,461	4,461	4,461	4,461	4,461	—	—
Capital expenditures - 2023	23,534						4,707	4,707	4,707	4,707	4,707	—
Capital expenditures - 2024	24,710							4,942	4,942	4,942	4,942	4,942
Capital expenditures - 2025	25,822								5,164	5,164	5,164	5,164
Capital expenditures - 2026	26,855									5,371	5,371	5,371
Capital expenditures - 2027	27,795										5,559	5,559
Capital expenditures - Residual	28,421											5,684

Total	$273,635	$20,429	$7,280	$11,250	$15,459	$19,921	$21,093	$22,290	$23,484	$24,646	$25,743	$26,721

Tax Depreciation Schedule:
Existing assets, net	16,895
Depreciation life - existing assets	1	$16,895	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Depreciation life - capital expenditure	5
Capital expenditures - 2018	$17,669	5,890	4,712	3,534	2,356	1,178	—	—	—	—	—	—
Capital expenditures - 2019	18,729		6,243	4,994	3,746	2,497	1,249	—	—	—	—	—
Capital expenditures - 2020	19,853			6,618	5,294	3,971	2,647	1,324	—	—	—	—
Capital expenditures - 2021	21,044				7,015	5,612	4,209	2,806	1,403	—	—	—
Capital expenditures - 2022	22,307					7,436	5,949	4,461	2,974	1,487	—	—
Capital expenditures - 2023	23,534						7,845	6,276	4,707	3,138	1,569	—
Capital expenditures - 2024	24,710							8,237	6,589	4,942	3,295	1,647
Capital expenditures - 2025	25,822								8,607	6,886	5,164	3,443
Capital expenditures - 2026	26,855									8,952	7,161	5,371
Capital expenditures - 2027	27,795										9,265	7,412
Capital expenditures - Residual	28,421											9,474

Total	$273,635	$22,785	$10,955	$15,146	$18,411	$20,693	$21,898	$23,103	$24,281	$25,405	$26,455	$27,347

Fuse/Maxim Transaction Fairness Opinion	Schedule B.5
Discounted Cash Flow Method - Fuse Medical, Inc.	Valuation Date: July 19, 2018

Projected Tax Expenses

														Residual PV Tax Value Calculation (Intangibles)
			31-Dec-18	31-Dec-19	31-Dec-20	31-Dec-21	31-Dec-22	31-Dec-23	31-Dec-24	31-Dec-25	31-Dec-26	31-Dec-27	Residual	11	12	13	14	15
Deferred Taxes
	Depreciable/ Amortizable	Estimated Life	Annual Depreciation & Amortization Expense
Economic / Book Basis
Fixed assets	Y	See B.4	$20,429	$7,280	$11,250	$15,459	$19,921	$21,093	$22,290	$23,484	$24,646	$25,743	$26,721
Intangible assets	Y	10	—	—	—	—	—	—	—	—	—	—	—	$0	$0	$0	$0	$0
Goodwill	N	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

Total Economic / Book Basis			$20,429	$7,280	$11,250	$15,459	$19,921	$21,093	$22,290	$23,484	$24,646	$25,743	$26,721	$0	$0	$0	$0	$0
Income Tax Basis
Fixed assets	Y	See B.4	$22,785	$10,955	$15,146	$18,411	$20,693	$21,898	$23,103	$24,281	$25,405	$26,455	$26,721
Intangible assets	Y	15	—	—	—	—	—	—	—	—	—	—	NA	$0	$0	$0	$0	$0
Goodwill	Y	15	54,710	54,710	54,710	54,710	54,710	54,710	54,710	54,710	54,710	54,710	NA	54,710	54,710	54,710	54,710	54,710

Total Tax Basis			$77,495	$65,665	$69,856	$73,121	$75,403	$76,608	$77,813	$78,991	$80,115	$81,165	$26,721	$54,710	$54,710	$54,710	$54,710	$54,710
Increase / (Decrease) in deferred tax liability @		21.0%	$11,984	$12,261	$12,307	$12,109	$11,651	$11,658	$11,660	$11,657	$11,648	$11,638	$0	$11,489	$11,489	$11,489	$11,489	$11,489
(Increase) / Decrease in deferred tax assets @		21.0%	—	—	—	—	—	—	—	—	—	—	—	NA	NA	NA	NA	NA

Deferred tax expense			$11,984	$12,261	$12,307	$12,109	$11,651	$11,658	$11,660	$11,657	$11,648	$11,638	$0	$11,489	$11,489	$11,489	$11,489	$11,489
Total deferred tax liability (asset), net		—	11,984	24,245	36,552	48,661	60,312	71,970	83,630	95,287	106,935	118,574	118,574

Present value factor @	12.8%													0.3017	0.2674	0.2371	0.2102	0.1863
Present value														$3,466	$3,073	$2,724	$2,415	$2,141

Income Taxes and Net Operating Losses														$13,818	Total PV of remaining tax shield
Pretax income			2,246,894	2,366,411	3,762,918	4,985,314	5,987,675	6,316,920	6,632,625	6,930,902	7,207,915	7,459,957	7,627,408
Tax depreciation adjustment			57,066	58,385	58,606	57,661	55,483	55,514	55,524	55,507	55,469	55,421	—

Earnings before taxes and NOL utilization			2,189,828	2,308,026	3,704,313	4,927,653	5,932,193	6,261,406	6,577,101	6,875,394	7,152,446	7,404,536	7,627,408
Net operating loss utilization			—	—	—	—	—	—	—	—	—	—	—

Earnings before taxes			2,189,828	2,308,026	3,704,313	4,927,653	5,932,193	6,261,406	6,577,101	6,875,394	7,152,446	7,404,536	7,627,408
Income taxes @	21.0%		459,864	484,685	777,906	1,034,807	1,245,760	1,314,895	1,381,191	1,443,833	1,502,014	1,554,953	1,601,756
Beginning net operating losses			$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Additions to / (utilization of) net operating losses			—	—	—	—	—	—	—	—	—	—	—

Ending net operating losses			$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Fuse/Maxim Transaction Fairness Opinion	Schedule B.6
Discounted Cash Flow Method - Fuse Medical, Inc.	Valuation Date: July 19, 2018

Weighted Average Cost of Capital	(Dollar figures in millions, except for per share figures)

Company Name	Ticker Symbol	Observed Beta	ValDate Shares Out	ValDate Share Price	ValDate Market Cap	ValDate Total Debt, Pref. & Min Int.	Avg. Debt / Equity	Debt / Total Cap	Effective Tax Rate	Unlevered Beta
Zimmer Biomet Holdings, Inc.	ZBH	1.16	203	$112.24	$22,815	$11,113	23.1%	18.8%	23.6%	0.99
Orthofix International N.V.	OFIX	0.83	19	$59.19	$1,116	$0	20.2%	16.8%	48.6%	0.75
Globus Medical, Inc.	GMED	0.69	97	$52.61	$5,128	$0	0.0%	0.0%	28.6%	0.69
NuVasive, Inc.	NUVA	0.87	51	$53.98	$2,767	$643	23.6%	19.1%	31.7%	0.75
Exacompta Clairefontaine S.A.	EXAC	0.89	1	$126.00	$143	$146	164.7%	62.2%	29.9%	0.41
Cardinal Health, Inc.	CAH	0.82	311	$49.00	$15,224	$9,591	26.4%	20.9%	40.0%	0.71
Medtronic plc	MDT	0.98	1,352	$88.42	$119,518	$25,879	22.9%	18.7%	20.8%	0.83
Stryker Corporation	SYK	0.91	374	$172.86	$64,600	$7,913	8.5%	7.8%	28.5%	0.85
						High	164.7%	62.2%	48.6%	0.99
						Mean	20.7%	11.7%	18.0%	0.75
						Median	4.2%	3.9%	22.2%	0.75
						CV	2.08	1.46	0.97	0.22

Capital Asset Pricing Model (CAPM) Inputs

(1) Effective tax rate	21.0%
(2) Risk-free rate [Rf]	2.9%
(3) Equity Risk Premium [ERP]	6.0%
(4) Unlevered beta	0.75
(5) Target debt/equity	4.2%
(6) Pretax cost of debt	4.7%
(7) Small Stock Risk Premium [SSRP]	5.6%

Capital Asset Pricing Model (CAPM) Calculations

Relevered beta	0.77

Ke = Rf + (Levered Beta x ERP) + SSRP

CAPM Cost of Equity ( k e )	13.2%
After-tax cost of debt	3.7%
Debt/capital ratio	4.1%
Weighted Average Cost of Capital (WACC)	12.8%

Notes:

(1)	Reflects a C Corporation status for valuation purposes
(2)	20-Year United States Treasury rate as of July 19, 2018
(3)	Duff & Phelps 2016 Valuation Handbook, long-term supply side ERP
(4)	Unlevered and relevered using Hamada method
(5)	Median debt-to-equity of the guideline companies
(6)	Yield on Moody’s Baa-rated corporate bonds as of July 19, 2018
(7)	Small stock risk premium 10th decile (Source: Duff & Phelps 2016 Valuation Handbook) 6

Fuse/Maxim Transaction Fairness Opinion	Schedule B.7
Discounted Cash Flow Method - Fuse Medical, Inc.	Valuation Date: July 19, 2018

Synthesis of Net Cash Flow

	For the Projected Year Ended:
	31-Dec-18	31-Dec-19	31-Dec-20	31-Dec-21	31-Dec-22	31-Dec-23	31-Dec-24	31-Dec-25	31-Dec-26	31-Dec-27	Residual
Sources of Cash Flow:
Net income	1,775,046	1,869,465	2,972,705	3,938,398	4,730,263	4,990,367	5,239,773	5,475,412	5,694,253	5,893,366	6,025,652
Depreciation	20,429	7,280	11,250	15,459	19,921	21,093	22,290	23,484	24,646	25,743	26,721
Increase in deferred taxes	11,984	12,261	12,307	12,109	11,651	11,658	11,660	11,657	11,648	11,638	—

Total Sources of Cash Flow	1,807,459	1,889,005	2,996,263	3,965,966	4,761,835	5,023,118	5,273,723	5,510,553	5,730,547	5,930,748	6,052,373
Uses of Cash Flow:
Additions to working capital	(955,099)	506,701	470,962	455,131	693,498	813,272	780,001	737,101	684,685	623,064	414,560
Capital expenditures	17,669	18,729	19,853	21,044	22,307	23,534	24,710	25,822	26,855	27,795	28,421
Net cash flow	2,744,888	1,363,575	2,505,448	3,489,791	4,046,030	4,186,313	4,469,011	4,747,629	5,019,007	5,279,889	5,609,393

Total Uses of Cash Flow	1,807,459	1,889,005	2,996,263	3,965,966	4,761,835	5,023,118	5,273,723	5,510,553	5,730,547	5,930,748	6,052,373
Net Cash Flow	$2,744,888	$1,363,575	$2,505,448	$3,489,791	$4,046,030	$4,186,313	$4,469,011	$4,747,629	$5,019,007	$5,279,889	$5,609,393
Period (Mid—Period)	0.23	0.95	1.95	2.95	3.95	4.95	5.95	6.95	7.95	8.95
PV Factor @ WACC = 12.8%	0.9733	0.8919	0.7907	0.7010	0.6214	0.5509	0.4884	0.4330	0.3838	0.3403
Partial Period Factor (January 1, 2018—July 19, 2018)	0.45
Present Value (PV) Net Cash Flow	$1,202,175	$1,216,145	$1,980,992	$2,446,175	$2,514,248	$2,306,225	$2,182,591	$2,055,552	$1,926,462	$1,796,629

PV net cash flow	$19,627,194
PV residual value	18,092,431
PV remaining tax	13,818

Enterprise Value	$37,733,443

Less: total debt	(2,823,783)

Value of Equity	$34,909,660

Residual Value - Gordon Growth Model

Residual net cash flow :	$5,609,393
Residual discount rate (k) :	12.8%
Residual growth rate (g) :	2.3%

x Gordon multiple [ 1 / (k-g) ] :	9.5x

Residual value :	$53,169,598
x PV factor :	0.3403

PV residual value :	$18,092,431

Fuse/Maxim Transaction Fairness Opinion	Schedule C.1
Guideline Public Company Method - Fuse Medical, Inc.	Valuation Date: July 19, 2018

Determination of Relevant Multiples	(Dollar figures in millions, except for per share figures)

	Valuation Date
6/30/17	Ticker:	ZBH	OFIX	GMED	NUVA	EXAC	CAH	MDT	SYK
	Company:	Zimmer Biomet Holdings, Inc.	Orthofix International N.V.	Globus Medical, Inc.	NuVasive, Inc.	Exacompta Clairefontain e S.A.	Cardinal Health, Inc.	Medtronic plc	Stryker Corporation
LTM Operating Performance										Mean	Median
	Revenue (S)	$7,869	$440	$655	$1,041	$718	$134,426	$29,953	$12,730
	Gross profit	$5,692	$345	$501	$760	$382	$7,069	$20,983	$8,432
	% margin	72.3%	78.5%	76.6%	73.0%	53.2%	5.3%	70.1%	66.2%	61.9%	71.2%
	Earnings before interest, taxes, depreciation & amortization (EBITDA)	$2,774	$58	$211	$226	$63	$3,222	$9,499	$3,476
	% margin	35.3%	13.2%	32.2%	21.7%	8.8%	2.4%	31.7%	27.3%	21.6%	24.5%
	Earnings before interest & taxes (EBIT)	$1,716	$37	$171	$112	$29	$2,251	$6,855	$2,808
	% margin	21.8%	8.4%	26.2%	10.8%	4.0%	1.7%	22.9%	22.1%	14.7%	16.3%
	Net income to common shareholders	$1,689	$14	$118	$43	$15	$1,696	$3,104	$1,019
	% margin	21.5%	3.2%	18.1%	4.2%	2.2%	1.3%	10.4%	8.0%	8.6%	6.1%
Calculation of Equity and Capital Value
Share price as of	6/30/2017	$112.24	$59.19	$52.61	$53.98	$126.00	$49.00	$88.42	$172.86
	Shares out (000s)	203	19	97	51	1	311	1,352	374

	Market capitalization	22,815	1,116	5,128	2,767	143	15,224	119,518	64,600
	Less: cash & equivalents	1,765	93	369	74	164	2,175	11,227	2,455

	Equity value less cash (P)	21,050	1,023	4,759	2,693	(21)	13,049	108,291	62,145
	Minority interest	1	—	—	—	—	13	102	9
	Preferred stock	—	—	—	—	—	—	—	—
	Total debt	11,112	—	—	643	146	9,578	25,777	7,904

	Enterprise value (EV)	32,163	1,023	4,759	3,336	125	22,640	134,170	70,058

Operating Multiples									Mean	Median
EV/S	4.1	2.3	7.3	3.2	0.2	0.2	4.5	5.5	3.4	3.6
EV/EBITDA	11.6	17.7	22.6	14.8	2.0	7.0	14.1	20.2	13.7	14.4
EV/EBIT	18.7	27.8	27.8	29.7	4.3	10.1	19.6	24.9	20.4	22.3

Fuse/Maxim Transaction Fairness Opinion	Schedule C.2
Guideline Public Company Method - Fuse Medical, Inc.	Valuation Date: July 19, 2018

Summary and Application of Multiples

Observed Multiples	ZBH	OFIX	GMED	NUVA	EXAC	CAH	MDT	SYK
EV/S	4.1	2.3	7.3	3.2	0.2	0.2	4.5	5.5
EV/EBITDA	11.6	17.7	22.6	14.8	2.0	7.0	14.1	20.2
EV/EBIT	18.7	27.8	27.8	29.7	4.3	10.1	19.6	24.9

Summary Statistics	Low	25th Percentile	Mean	Median	75th Percentile	High	CV
EV/S	0.2	1.8	3.4	3.6	4.7	7.3	0.7
EV/EBITDA	2.0	10.5	13.7	14.4	18.3	22.6	0.5
EV/EBIT	4.3	16.6	20.4	22.3	27.8	29.7	0.4

Select Income Statement Items	Projected Year 2019	Multiples	75th Percentile	Median	25th Percentile	Implied Values	75th Percentile	Median	25th Percentile
Revenue (S)	$29,671,137	EV/S	4.7	3.6	1.8	EV/S	$140,503,343	$108,175,442	$53,072,717
Earnings before interest, taxes,		EV/EBITDA	18.3	14.4	10.5	EV/EBITDA	$43,421,254	$34,275,835	$24,810,057
depreciation & amortization (EBITDA)	$2,373,691	EV/EBIT	27.8	22.3	16.6	EV/EBIT	$65,781,797	$52,678,569	$39,224,789
Earnings before interest & taxes (EBIT)	$2,366,411
						Unadjusted Enterprise Value Average of boxed figures		$38,848,545
						Discount Factor Adjustment @	12.8%	0.8398

Select Balance Sheet Items	3/31/2018					Adjusted Enterprise Value		$32,623,200
Cash and equivalents	$797,803					Plus: Cash		$797,803
Total debt	$2,823,783					Less: Total Debt		($2,823,783)

						Implied Equity Value—Minority, Marketable		$30,597,220
						Control Premium @	28.1%	$8,602,072

						Concluded Equity Value—Control		$39,199,292

Fuse/Maxim Transaction Fairness Opinion	Schedule D
Merger & Acquisition Method - Fuse Medical, Inc.	Valuation Date: July 19, 2018
Transaction Approach

Industry Transactions - See Criteria Below							Transaction Multiples
		Target Revenue	Target EBITDA	Target EBITDA	Enterprise Value
Date	Target	($mm)	($mm)	Margin (%)	($mm)	Acquirer	EV/S	EV/EBITDA
12/4/2017	Exactech, Inc.	264.4	43.0	16.3%	812.8	—	3.1	18.9
10/23/2017	Exactech, Inc.	264.4	43.0	16.3%	709.6	TPG Capital, L.P.	2.7	16.5
9/27/2017	Bird and Cronin, Inc.	24.0	—	—	15.5	Dynatronics Corporation	0.6	—
7/20/2017	WPI Holdings Inc.	50.0	—	—	120.5	Convatec Group Plc	2.4	—
5/1/2017	Span-America Medical Systems Inc	61.8	7.3	11.8%	73.8	Savaria Corp	1.2	10.1
11/20/2015	Liberator Medical Holdings Inc	81.6	24.1	29.6%	174.6	CR Bard Inc	2.1	7.2
8/14/2015	HASCO Medical Inc	93.5	5.2	5.6%	48.8	WMK Inc	0.5	9.3
8/4/2014	Symmetry Medical Inc	397.3	51.1	12.9%	436.3	Tecomet Inc	1.1	8.5
6/25/2014	Medical Action Industries Inc	287.8	15.2	5.3%	279.8	Owens & Minor Inc	1.0	18.4
4/24/2014	Biomet Inc	3,162.8	813.2	25.7%	18,970.5	Zimmer Holdings Inc	6.0	23.3
2/17/2014	Chindex International Inc	187.7	13.3	7.1%	446.7	Investor Group	2.4	33.5
11/14/2013	Kimberly-Clark Health Care Inc	1,664.0	250.6	15.1%	1,742.2	Shareholders	1.0	7.0
6/12/2013	Pioneer Surgical Technology Inc	88.2	7.0	7.9%	137.6	RTI Biologics Inc	1.6	19.8

Transaction Data Summary ($ Millions)	Revenue	EBITDA	EBITDA %	Enterprise Value
Mean	509.8	115.7	13.9%	1,843.7
Median	187.7	24.1	12.9%	279.8
Transaction Selection Criteria
Industry Classification (Target):
- Medical and Hospital Equipment and Supplies
Geographic Region: United States and Canada
Status: Announced or Closed or Effective
Percent Sought: Greater than 50%
Keyword(s):
Transaction Dates: Last 5 years

Source: Capital IQ

Summary Statistics (2013 - 2018)	EV/S	EV/EBITDA
Number of Data Points	13	11

High	6.0	33.5
75th %	2.4	19.3
Mean	2.0	15.7
Median	1.6	16.5
25th %	1.0	8.9
Low	0.5	7.0

	EV/S	EV/EBITDA
75th %	2.4	19.3
Median	1.6	16.5
25th %	1.0	8.9
Projected Year 2019	$29,671,137	$2,373,691

Implied Enterprise Value - 75th %	$71,507,440	$45,880,835
Implied Enterprise Value - Median	$46,286,974	$39,179,906
Implied Enterprise Value - 25th %	$31,065,680	$21,180,444

Indicated Enterprise Value		$45,880,835
Average of boxed figures
Discount Factor Adjustment @ 12.8%		0.8398

Adjusted Enterprise Value		$38,528,590
Plus: Cash and equivalents		$797,803
Less: Total debt		($2,823,783)

Concluded Equity Value - Control		$36,502,610

Fuse/Maxim Transaction Fairness Opinion	Schedule E
Equity Valuation Summary - Fuse Medical, Inc. Synthesis of Equity Value	Valuation Date: July 19, 2018

Summary - Fuse Post -Transaction Equity Value
Valuation Method	Indicated Value	Weight	Reference
Income Approach
Discounted Cash Flow Method	$34,909,660	50.0%	Schedule B.7
Market Approach
Guideline Public Company Method	$39,199,292	25.0%	Schedule C.2
Merger and Acquisition Method	$36,502,610	25.0%	Schedule D

Equity Value (Rounded) - Control, Marketable	$36,400,000

Fuse/Maxim Transaction Fairness Opinion	Schedule F.1
Financial Statement Analysis - Maxim Surgical	Valuation Date: July 19, 2018

Historical Income Statements

	For the Year Ended:
	31-Dec-14		31-Dec-15		31-Dec-16		31-Dec-17		31-May-18
	Actual	%	Actual	%	Actual	%	Actual	%	TTM	%
Revenue	$1,330,992	100.0%	$1,034,170	100.0%	$1,091,760	100.0%	$1,200,089	100.0%	$1,228,938	100.0%
Cost of sales (COS)	628,082	47.2%	526,085	50.9%	638,691	58.5%	676,655	56.4%	733,135	59.7%

Gross Profit	702,910	52.8%	508,085	49.1%	453,069	41.5%	523,433	43.6%	495,803	40.3%
Selling, general & administrative (SG&A) expenses	305,354	22.9%	241,478	23.3%	196,890	18.0%	182,247	15.2%	271,860	22.1%

Earnings before interest, taxes, depreciation & amortization (EBITDA)	397,557	29.9%	266,607	25.8%	256,178	23.5%	341,186	28.4%	223,942	18.2%
Depreciation expense	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%

Earnings before interest & taxes (EBIT)	397,557	29.9%	266,607	25.8%	256,178	23.5%	341,186	28.4%	223,942	18.2%
Interest (expense)	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%

Net Income	$397,557	29.9%	$266,607	25.8%	$256,178	23.5%	$341,186	28.4%	$223,942	18.2%

Annualized Growth Rates
Revenue	NA		-22.3%		5.6%		9.9%		5.9%
Gross Profit	NA		-27.7%		-10.8%		15.5%		-12.3%
EBITDA	NA		-32.9%		-3.9%		33.2%		-63.9%
EBIT	NA		-32.9%		-3.9%		33.2%		-63.9%
Net Income	NA		-32.9%		-3.9%		33.2%		-63.9%

Fuse/Maxim Transaction Fairness Opinion	Schedule F.2
Financial Statement Analysis - Maxim Surgical	Valuation Date: July 19, 2018

Historical Balance Sheets

	As of:
	31-Dec-14		31-Dec-15		31-Dec-16		31-Dec-17		31-May-18
	Actual	%	Actual	%	Actual	%	Actual	%	TTM	%
Current Assets
Cash & cash equivalents	$40,426	12.5%	$11,556	2.6%	$35,942	9.1%	$97,154	13.8%	$126,174	20.0%
Accounts receivable, net	143,378	44.2%	266,252	59.2%	183,182	46.5%	290,716	41.4%	234,238	37.2%
Inventory	133,311	41.1%	159,069	35.3%	183,587	46.6%	315,133	44.8%	278,367	44.2%
Prepaid expenses and other CA	7,112	2.2%	13,123	2.9%	(8,542)	-2.2%	(347)	0.0%	(8,970)	-1.4%

Total Current Assets	324,227	100.0%	450,000	100.0%	394,168	100.0%	702,655	100.0%	629,810	100.0%
Fixed assets, net	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%

Total Assets	$324,227	100.0%	$450,000	100.0%	$394,168	100.0%	$702,655	100.0%	$629,810	100.0%

Current Liabilities
Accounts payable	$70,221	21.7%	$168,187	37.4%	$117,367	29.8%	$177,655	25.3%	$79,892	12.7%
Accrued expenses	15,658	4.8%	76,858	17.1%	15,668	4.0%	28,778	4.1%	28,778	4.6%

Total Current Liabilities	85,879	26.5%	245,045	54.5%	133,035	33.8%	206,433	29.4%	108,671	17.3%
Total Liabilities	85,879	26.5%	245,045	54.5%	133,035	33.8%	206,433	29.4%	108,671	17.3%

Total Equity	238,348	73.5%	204,955	45.5%	261,133	66.2%	496,222	70.6%	521,139	82.7%

Total Liabilities & Equity	$324,227	100.0%	$450,000	100.0%	$394,168	100.0%	$702,655	100.0%	$629,810	100.0%

Fuse/Maxim Transaction Fairness Opinion	Schedule F.3
Financial Statement Analysis - Maxim Surgical	Valuation Date: July 19, 2018

Select Financial and Operating Ratios

		For the Year Ended:
		31-Dec-14			31-Dec-15				31-Dec-16			31-Dec-17		31-May-18
DuPont Analysis
Asset turnover			410.5%			229.8%			277.0%			170.8%			195.1%
Operating margin			29.9%			25.8%			23.5%			28.4%			18.2%
Interest burden			100.0%			100.0%			100.0%			100.0%			100.0%
Tax retention rate		x	100.0%		x	100.0%		x	100.0%		x	100.0%		x	100.0%

Return on assets			122.6%			59.2%			65.0%			48.6%			35.6%
Financial leverage		x	1.36		x	2.20		x	1.51		x	1.42		x	1.21

Return on book value of equity			166.8%			130.1%			98.1%			68.8%			43.0%

Short-term Liquidity																	Average
Working capital, excluding short-term debt		$238,348			$204,955				$261,133			$496,222		$521,139
% revenue			17.9%			19.8%			23.9%			41.3%			42.4%		29.1%
Current ratio			3.8	x		1.8	x		3.0	x		3.4	x		5.8	x	3.6	x
Quick Ratio			2.1	x		1.1	x		1.6	x		1.9	x		3.3	x	2.0	x

	Basis
Days cash & equivalents	COS + SG&A		16			5			16			41			46		25
Prepaid expenses	SG&A expenses		2.3%			5.4%			-4.3%			-0.2%			-3.3%		0.0%
Days A/R	Revenue		39			94			61			88			70		71
Days inventory	Cost of sales		77			110			105			170			139		120
Days A/P	Cost of sales		41			117			67			96			40		72
Days accrued expenses	SG&A expenses		19			116			29			58			39		52

Fixed Asset Analysis																	Average
Net fixed assets			$0			$0			$0			$0			$0
% revenue			0.0%			0.0%			0.0%			0.0%			0.0%		0.0%
Fixed asset utilization			NM			NM			NM			NM			NM		#DIV/0!
Depreciation expense			$0			$0			$0			$0			$0

Solvency Ratios																	Average
Total Liabilities-to-Total Equity			0.4	x		1.2	x		0.5	x		0.4	x		0.2	x	0.5	x
Total Liabilities-to-Total Liabilities & Equity			0.3	x		0.5	x		0.3	x		0.3	x		0.2	x	0.3	x

Profit Margins																	Average
Gross margin			52.8%			49.1%			41.5%			43.6%			40.3%		45.5%
EBITDA margin			29.9%			25.8%			23.5%			28.4%			18.2%		25.2%
EBIT margin			29.9%			25.8%			23.5%			28.4%			18.2%		25.2%
Net income margin			29.9%			25.8%			23.5%			28.4%			18.2%		25.2%

Fuse/Maxim Transaction Fairness Opinion	Schedule G.1
Discounted Cash Flow Method - Maxim Surgical	Valuation Date: July 19, 2018

Summary of Projection Inputs

Income Statement Inputs

	For the Projected Year Ended:
	31-Dec-18	31-Dec-19	31-Dec-20	31-Dec-21	31-Dec-22	31-Dec-23	31-Dec-24	31-Dec-25	31-Dec-26	31-Dec-27	Residual
Inflation estimate	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%	2.3%
Real revenue growth rate	3.7%	3.7%	3.7%	3.7%	3.7%	3.2%	2.7%	2.2%	1.7%	1.2%	0.0%

Revenue growth rate	6.0%	6.0%	6.0%	6.0%	6.0%	5.5%	5.0%	4.5%	4.0%	3.5%	2.3%
Cost of sales (COS) (% of revenue)	60.0%	58.0%	56.0%	54.0%	54.0%	54.0%	54.0%	54.0%	54.0%	54.0%	54.0%
Gross profit margin	40.0%	42.0%	44.0%	46.0%	46.0%	46.0%	46.0%	46.0%	46.0%	46.0%	46.0%
SG&A expenses (% of revenue)	22.0%	20.0%	18.0%	16.0%	16.0%	16.0%	16.0%	16.0%	16.0%	16.0%	16.0%
EBITDA margin	18.0%	22.0%	26.0%	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%
Income tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Balance Sheet Inputs

	For the Projected Year Ended:
	31-Dec-18	31-Dec-19	31-Dec-20	31-Dec-21	31-Dec-22	31-Dec-23	31-Dec-24	31-Dec-25	31-Dec-26	31-Dec-27	Residual
Days cash & equivalents Basis: COS + SG&A	45.0	45.0	45.0	45.0	45.0	45.0	45.0	45.0	45.0	45.0	45.0
Days A/R Basis: Revenue	70.0	70.0	70.0	70.0	70.0	70.0	70.0	70.0	70.0	70.0	70.0
Days inventory Basis: Cost of sales	140.0	140.0	140.0	140.0	140.0	140.0	140.0	140.0	140.0	140.0	140.0
Prepaid expenses Basis: SG&A expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Days A/P Basis: Cost of sales	40.0	40.0	40.0	40.0	40.0	40.0	40.0	40.0	40.0	40.0	40.0
Days accrued expenses Basis: SG&A expenses	40.0	40.0	40.0	40.0	40.0	40.0	40.0	40.0	40.0	40.0	40.0

Fuse/Maxim Transaction Fairness Opinion	Schedule G.2
Discounted Cash Flow Method - Maxim Surgical	Valuation Date: July 19, 2018

Projected Income Statements

	Base
	Period	For the Projected Year Ended:
	31-Dec-17	31-Dec-18	31-Dec-19	31-Dec-20	31-Dec-21	31-Dec-22	31-Dec-23	31-Dec-24	31-Dec-25	31-Dec-26	31-Dec-27	Residual
Revenue	$1,200,089	$1,272,094	$1,348,420	$1,429,325	$1,515,084	$1,605,989	$1,694,319	$1,779,035	$1,859,091	$1,933,455	$2,001,126	$2,046,151
Annual Growth Rate		6.0%	6.0%	6.0%	6.0%	6.0%	5.5%	5.0%	4.5%	4.0%	3.5%	2.3%
Cost of sales (COS)	676,655	763,256	782,083	800,422	818,146	867,234	914,932	960,679	1,003,909	1,044,066	1,080,608	1,104,922

Gross Profit	523,433	508,838	566,336	628,903	696,939	738,755	779,387	818,356	855,182	889,389	920,518	941,230
SG&A expenses	182,247	279,861	269,684	257,278	242,413	256,958	271,091	284,646	297,455	309,353	320,180	327,384

Earnings before interest, taxes, depreciation & amortization (EBITDA)	341,186	228,977	296,652	371,624	454,525	481,797	508,296	533,710	557,727	580,036	600,338	613,845
Depreciation expense	—	—	—	—	—	—	—	—	—	—	—	—

Earnings before interest & taxes (EBIT)	341,186	228,977	296,652	371,624	454,525	481,797	508,296	533,710	557,727	580,036	600,338	613,845
Current income taxes		48,085	62,297	78,041	95,450	101,177	106,742	112,079	117,123	121,808	126,071	128,908
Deferred taxes		—	—	—	—	—	—	—	—	—	—	—

Total taxes		48,085	62,297	78,041	95,450	101,177	106,742	112,079	117,123	121,808	126,071	128,908

Net Income	$341,186	$180,892	$234,355	$293,583	$359,075	$380,619	$401,554	$421,631	$440,605	$458,229	$474,267	$484,938

Profit Margins		Projected Profit Margins
Gross margin	43.6%	40.0%	42.0%	44.0%	46.0%	46.0%	46.0%	46.0%	46.0%	46.0%	46.0%	46.0%
EBITDA margin	28.4%	18.0%	22.0%	26.0%	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%
EBIT margin	28.4%	18.0%	22.0%	26.0%	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%
Net income margin	28.4%	14.2%	17.4%	20.5%	23.7%	23.7%	23.7%	23.7%	23.7%	23.7%	23.7%	23.7%
Effective tax rate	NM	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Fuse/Maxim Transaction Fairness Opinion	Schedule G.3
Discounted Cash Flow Method - Maxim Surgical Projected Balance Sheets	Valuation Date: July 19, 2018

	Base Period	Projected As Of:
	31-Dec-17	31-Dec-18	31-Dec-19	31-Dec-20	31-Dec-21	31-Dec-22	31-Dec-23	31-Dec-24	31-Dec-25	31-Dec-26	31-Dec-27	Residual
Current Assets
Cash & cash equivalents	$97,154	$128,603	$129,670	$130,401	$130,754	$138,599	$146,222	$153,533	$160,442	$166,860	$172,700	$176,586
Accounts receivable, net	290,716	243,963	258,601	274,117	290,564	307,998	324,938	341,185	356,538	370,800	383,778	392,413
Inventory	315,133	292,756	299,977	307,011	313,809	332,638	350,933	368,480	385,061	400,464	414,480	423,806
Prepaid expenses & other current assets	(347)	—	—	—	—	—	—	—	—	—	—	—

Total Assets	$702,655	$665,323	$688,248	$711,530	$735,127	$779,235	$822,093	$863,197	$902,041	$938,123	$970,957	$992,804

Current Liabilities
Accounts payable	$177,655	$83,645	$85,708	$87,717	$89,660	$95,039	$100,267	$105,280	$110,017	$114,418	$118,423	$121,087
Accrued expenses	28,778	30,670	29,554	28,195	26,566	28,160	29,709	31,194	32,598	33,902	35,088	35,878

Total Liabilities	206,433	114,314	115,262	115,912	116,226	123,199	129,975	136,474	142,615	148,320	153,511	156,965
Total Capital
Beginning capital		496,222	551,008	572,986	595,617	618,901	656,035	692,117	726,723	759,426	789,803	817,446
Current period earnings (loss)		180,892	234,355	293,583	359,075	380,619	401,554	421,631	440,605	458,229	474,267	484,938
Net cash flow		126,105	212,378	270,952	335,791	343,485	365,472	387,025	407,902	427,852	446,624	466,545

Ending Capital	496,222	551,008	572,986	595,617	618,901	656,035	692,117	726,723	759,426	789,803	817,446	835,838
Total Liabilities & Capital	$702,655	$665,323	$688,248	$711,530	$735,127	$779,235	$822,093	$863,197	$902,041	$938,123	$970,957	$992,804

Working capital (CA - CL)	$496,222	$551,008	$572,986	$595,617	$618,902	$656,036	$692,118	$726,724	$759,426	$789,803	$817,446	$835,839
WC balance as % revenue	41.3%	43.3%	42.5%	41.7%	40.8%	40.8%	40.8%	40.8%	40.8%	40.8%	40.8%	40.8%
Additions (subtractions) thereto		54,786	21,978	22,631	23,284	37,134	36,082	34,606	32,703	30,377	27,643	18,393

Fuse/Maxim Transaction Fairness Opinion	Schedule G.4
Discounted Cash Flow Method - Maxim Surgical	Valuation Date: July 19, 2018

Weighted Average Cost of Capital	(Dollar figures in millions, except for per share figures)

			ValDate	ValDate	ValDate	ValDate Total	Avg.
	Ticker	Observed	Shares	Share	Market	Debt, Pref.	Debt /	Debt /	Effective	Unlevered
Company Name	Symbol	Beta	Out	Price	Cap	& Min Int.	Equity	Total Cap	Tax Rate	Beta
Zimmer Biomet Holdings, Inc.	ZBH	1.16	203	$112.24	$22,815	$11,113	23.1%	18.8%	23.6%	0.99
Orthofix International N.V.	OFIX	0.83	19	$59.19	$1,116	$0	20.2%	16.8%	48.6%	0.75
Globus Medical, Inc.	GMED	0.69	97	$52.61	$5,128	$0	0.0%	0.0%	28.6%	0.69
NuVasive, Inc.	NUVA	0.87	51	$53.98	$2,767	$643	23.6%	19.1%	31.7%	0.75
Exacompta Clairefontaine S.A.	EXAC	0.89	1	$126.00	$143	$146	164.7%	62.2%	29.9%	0.41
Cardinal Health, Inc.	CAH	0.82	311	$49.00	$15,224	$9,591	26.4%	20.9%	40.0%	0.71
Medtronic plc	MDT	0.98	1,352	$88.42	$119,518	$25,879	22.9%	18.7%	20.8%	0.83
Stryker Corporation	SYK	0.91	374	$172.86	$64,600	$7,913	8.5%	7.8%	28.5%	0.85
						High	164.7%	62.2%	48.6%	0.99
						Mean	20.7%	11.7%	18.0%	0.75
						Median	4.2%	3.9%	22.2%	0.75
						CV	2.08	1.46	0.97	0.22

Capital Asset Pricing Model (CAPM) Inputs
(1) Effective tax rate	21.0%
(2) Risk-free rate [Rf]	2.9%
(3) Equity Risk Premium [ERP]	6.0%
(4) Unlevered beta	0.75
(5) Target debt/equity	4.2%
(6) Pretax cost of debt	4.7%
(7) Small Stock Risk Premium [SSRP]	5.6%

Capital Asset Pricing Model (CAPM) Calculations
Relevered beta	0.77
Ke = Rf + (Levered Beta x ERP) + SSRP
CAPM Cost of Equity ( k e )	13.2%
After-tax cost of debt	3.7%
Debt/capital ratio	4.1%
Weighted Average Cost of Capital (WACC)	12.8%

Notes:

(1)	Reflects a C Corporation status for valuation purposes
(2)	20-Year United States Treasury rate as of July 19, 2018
(3)	Duff & Phelps 2016 Valuation Handbook, long-term supply side ERP
(4)	Unlevered and relevered using Hamada method
(5)	Median debt-to-equity of the guideline companies
(6)	Yield on Moody’s Baa-rated corporate bonds as of July 19, 2018
(7)	Small stock risk premium 10th decile (Source: Duff & Phelps 2016 Valuation Handbook)

Fuse/Maxim Transaction Fairness Opinion	Schedule G.5

Discounted Cash Flow Method - Maxim Surgical Synthesis of Net Cash Flow	Valuation Date: July 19, 2018

	For the Projected Year Ended:
	31-Dec-18	31-Dec-19	31-Dec-20	31-Dec-21	31-Dec-22	31-Dec-23	31-Dec-24	31-Dec-25	31-Dec-26	31-Dec-27	Residual
Sources of Cash Flow:
Net income	180,892	234,355	293,583	359,075	380,619	401,554	421,631	440,605	458,229	474,267	484,938
Depreciation	—	—	—	—	—	—	—	—	—	—	—
Increase in deferred taxes	—	—	—	—	—	—	—	—	—	—	—

Total Sources of Cash Flow	180,892	234,355	293,583	359,075	380,619	401,554	421,631	440,605	458,229	474,267	484,938
Uses of Cash Flow:
Additions to working capital	54,786	21,978	22,631	23,284	37,134	36,082	34,606	32,703	30,377	27,643	18,393
Capital expenditures	—	—	—	—	—	—	—	—	—	—	—
Net cash flow	126,105	212,378	270,952	335,791	343,485	365,472	387,025	407,902	427,852	446,624	466,545

Total Uses of Cash Flow	180,892	234,355	293,583	359,075	380,619	401,554	421,631	440,605	458,229	474,267	484,938
Net Cash Flow	$126,105	$212,378	$270,952	$335,791	$343,485	$365,472	$387,025	$407,902	$427,852	$446,624	$466,545
Period (Mid - Period)	0.23	0.95	1.95	2.95	3.95	4.95	5.95	6.95	7.95	8.95
PV Factor @ WACC = 12.8%	0.9733	0.8919	0.7907	0.7010	0.6214	0.5509	0.4884	0.4330	0.3838	0.3403
Partial Period Factor (January 1, 2018 - July 19, 2018)	0.45
Present Value (PV) Net Cash Flow	$55,230	$189,415	$214,235	$235,373	$213,446	$201,337	$189,017	$176,607	$164,224	$151,976

PV net cash flow	$1,790,860
PV residual value	1,504,787
PV remaining tax	—

Enterprise Value	$3,295,646

Less: total debt	—

Value of Equity	$3,295,646

Residual Value - Gordon Growth Model
Residual net cash flow :	$466,545
Residual discount rate (k) :	12.8%
Residual growth rate (g) :	2.3%

x Gordon multiple [ 1 / (k-g) ] :	9.5	x

Residual value :	$4,422,230
x PV factor :	0.3403

PV residual value :	$1,504,787

Fuse/Maxim Transaction Fairness Opinion	Schedule H.1

Guideline Public Company Method - Maxim Surgical Determination of Relevant Multiples	Valuation Date: July 19, 2018 (Dollar figures in millions, except for per share figures)

Valuation Date
6/30/17	Ticker:	ZBH	OFIX	GMED	NUVA	EXAC	CAH	MDT	SYK
	Company:	Zimmer Biomet Holdings, Inc.	Orthofix International N.V.	Globus Medical, Inc.	NuVasive, Inc.	Exacompta Clairefontain e S.A.	Cardinal Health, Inc.	Medtronic plc	Stryker Corporation
LTM Operating Performance										Mean	Median
Revenue (S)		$7,869	$440	$655	$1,041	$718	$134,426	$29,953	$12,730
Gross profit		$5,692	$345	$501	$760	$382	$7,069	$20,983	$8,432
% margin		72.3%	78.5%	76.6%	73.0%	53.2%	5.3%	70.1%	66.2%	61.9%	71.2%
Earnings before interest, taxes, depreciation & amortization (EBITDA)		$2,774	$58	$211	$226	$63	$3,222	$9,499	$3,476
% margin		35.3%	13.2%	32.2%	21.7%	8.8%	2.4%	31.7%	27.3%	21.6%	24.5%
Earnings before interest & taxes (EBIT)		$1,716	$37	$171	$112	$29	$2,251	$6,855	$2,808
% margin		21.8%	8.4%	26.2%	10.8%	4.0%	1.7%	22.9%	22.1%	14.7%	16.3%
Net income to common shareholders		$1,689	$14	$118	$43	$15	$1,696	$3,104	$1,019
% margin		21.5%	3.2%	18.1%	4.2%	2.2%	1.3%	10.4%	8.0%	8.6%	6.1%

Calculation of Equity and Capital Value
Share price as of	6/30/2017	$112.24	$59.19	$52.61	$53.98	$126.00	$49.00	$88.42	$172.86
Shares out (000s)		203	19	97	51	1	311	1,352	374

Market capitalization		22,815	1,116	5,128	2,767	143	15,224	119,518	64,600
Less: cash & equivalents		1,765	93	369	74	164	2,175	11,227	2,455

Equity value less cash (P)		21,050	1,023	4,759	2,693	(21)	13,049	108,291	62,145
Minority interest		1	—	—	—	—	13	102	9
Preferred stock		—	—	—	—	—	—	—	—
Total debt		11,112	—	—	643	146	9,578	25,777	7,904

Enterprise value (EV)		32,163	1,023	4,759	3,336	125	22,640	134,170	70,058

Operating Multiples										Mean	Median
EV/S		4.1	2.3	7.3	3.2	0.2	0.2	4.5	5.5	3.4	3.6
EV/EBITDA		11.6	17.7	22.6	14.8	2.0	7.0	14.1	20.2	13.7	14.4
EV/EBIT		18.7	27.8	27.8	29.7	4.3	10.1	19.6	24.9	20.4	22.3

Fuse/Maxim Transaction Fairness Opinion	Schedule H.2
Guideline Public Company Method - Maxim Surgical	Valuation Date: July 19, 2018

Summary and Application of Multiples

Observed Multiples	ZBH	OFIX	GMED	NUVA	EXAC	CAH	MDT	SYK
EV/S	4.1	2.3	7.3	3.2	0.2	0.2	4.5	5.5
EV/EBITDA	11.6	17.7	22.6	14.8	2.0	7.0	14.1	20.2
EV/EBIT	18.7	27.8	27.8	29.7	4.3	10.1	19.6	24.9

		25th			75th
Summary Statistics	Low	Percentile	Mean	Median	Percentile	High	CV
EV/S	0.2	1.8	3.4	3.6	4.7	7.3	0.7
EV/EBITDA	2.0	10.5	13.7	14.4	18.3	22.6	0.5
EV/EBIT	4.3	16.6	20.4	22.3	27.8	29.7	0.4

	TTM Base		75th		25th		75th		25th
Select Income Statement Items	Period	Multiples	Percentile	Median	Percentile	Implied Values	Percentile	Median	Percentile
Revenue (S)	$1,228,938	EV/S	4.7	3.6	1.8	EV/S	$5,819,455	$4,480,478	$2,198,199
Earnings before interest, taxes,		EV/EBITDA	18.3	14.4	10.5	EV/EBITDA	$4,096,511	$3,233,701	$2,340,667
depreciation & amortization (EBITDA)	$223,942	EV/EBIT	27.8	22.3	16.6	EV/EBIT	$6,225,174	$4,985,167	$3,711,986

Earnings before interest & taxes (EBIT)	$223,942
Net income	$699,177
						Enterprise Value Average of boxed figures		$2,340,667

Select Balance Sheet Items	5/31/2018					Indicated Enterprise Value		$2,340,667
Cash and equivalents	$126,174					Plus: Cash		$126,174
Total debt	$0					Less: Total Debt		$0

						Implied Equity Value - Minority, Marketable		$2,466,841
						Control Premium @	28.1%	$693,525

						Concluded Equity Value - Control		$3,160,366

Fuse/Maxim Transaction Fairness Opinion	Schedule I
Merger & Acquisition Method - Maxim Surgical	Valuation Date: July 19, 2018

Transaction Approach

Industry Transactions - See Criteria Below							Transaction Multiples
		Target Revenue	Target EBITDA	Target EBITDA	Enterprise Value
Date	Target	($mm)	($mm)	Margin (%)	($mm)	Acquirer	EV/S	EV/EBITDA
12/4/2017	Exactech, Inc.	264.4	43.0	16.3%	812.8	—	3.1	18.9
10/23/2017	Exactech, Inc.	264.4	43.0	16.3%	709.6	TPG Capital, L.P.	2.7	16.5
9/27/2017	Bird and Cronin, Inc.	24.0	—	—	15.5	Dynatronics Corporation	0.6	—
7/20/2017	WPI Holdings Inc.	50.0	—	—	120.5	Convatec Group Plc	2.4	—
5/1/2017	Span-America Medical Systems Inc	61.8	7.3	11.8%	73.8	Savaria Corp	1.2	10.1
11/20/2015	Liberator Medical Holdings Inc	81.6	24.1	29.6%	174.6	CR Bard Inc	2.1	7.2
8/14/2015	HASCO Medical Inc	93.5	5.2	5.6%	48.8	WMK Inc	0.5	9.3
8/4/2014	Symmetry Medical Inc	397.3	51.1	12.9%	436.3	Tecomet Inc	1.1	8.5
6/25/2014	Medical Action Industries Inc	287.8	15.2	5.3%	279.8	Owens & Minor Inc	1.0	18.4
4/24/2014	Biomet Inc	3,162.8	813.2	25.7%	18,970.5	Zimmer Holdings Inc	6.0	23.3
2/17/2014	Chindex International Inc	187.7	13.3	7.1%	446.7	Investor Group	2.4	33.5
11/14/2013	Kimberly-Clark Health Care Inc	1,664.0	250.6	15.1%	1,742.2	Shareholders	1.0	7.0
6/12/2013	Pioneer Surgical Technology Inc	88.2	7.0	7.9%	137.6	RTI Biologics Inc	1.6	19.8

Transaction Data Summary ($ Millions)	Revenue	EBITDA	EBITDA %	Enterprise Value
Mean	509.8	115.7	13.9%	1,843.7
Median	187.7	24.1	12.9%	279.8
Transaction Selection Criteria
Industry Classification (Target):
- Medical and Hospital Equipment and Supplies
Geographic Region: United States and Canada
Status: Announced or Closed or Effective
Percent Sought: Greater than 50%
Keyword(s):
Transaction Dates: Last 5 years
Source: Capital IQ

Summary Statistics (2013 - 2018)	EV/S	EV/EBITDA
Number of Data Points	13	11

High	6.0	33.5
75th %	2.4	19.3
Mean	2.0	15.7
Median	1.6	16.5
25th %	1.0	8.9
Low	0.5	7.0

	EV/S	EV/EBITDA
75th %	2.4	19.3
Median	1.6	16.5
25th %	1.0	8.9
TTM Base Period	$1,228,938	$223,942

Implied Enterprise Value - 75th %	$2,961,740	$4,328,557
Implied Enterprise Value - Median	$1,917,143	$3,696,368
Implied Enterprise Value - 25th %	$1,286,698	$1,998,236

Indicated Enterprise Value Average of boxed figures		$3,696,368
Plus: Cash and equivalents		$126,174
Less: Total debt		$0

Concluded Equity Value - Control		$3,822,542

Fuse/Maxim Transaction Fairness Opinion	Schedule J
Equity Valuation Summary - Maxim Surgical	Valuation Date: July 19, 2018

Synthesis of Equity Value

Summary - Fuse Post -Transaction Equity Value
Valuation Method	Indicated Value	Weight	Reference
Income Approach
Discounted Cash Flow Method	$3,295,646	50.0%	Schedule G.5
Market Approach
Guideline Public Company Method	$3,160,366	25.0%	Schedule H.2
Merger and Acquisition Method	$3,822,542	25.0%	Schedule I

Equity Value (Rounded) - Control, Marketable	$3,400,000

Fuse/Maxim Transaction Fairness Opinion	Schedule K.1
Transaction Analysis	Valuation Date: July 19, 2018

Securities Purchases Agreement Share Price

	Fuse Medical, Inc. (FZMD) Historical Share Data (1)
Date	Open	High	Low	Close	Adj Close	Volume
19-Jul-18	0.75	0.75	0.75	0.75	0.75
18-Jul-18	0.75	0.75	0.75	0.75	0.75
17-Jul-18	0.75	0.75	0.75	0.75	0.75
16-Jul-18	0.75	0.75	0.75	0.75	0.75	800
13-Jul-18	1.00	1.00	0.75	0.75	0.75	2,000
12-Jul-18	1.01	1.01	1.01	1.01	1.01
11-Jul-18	1.01	1.01	1.01	1.01	1.01
10-Jul-18	1.01	1.01	1.01	1.01	1.01
9-Jul-18	1.01	1.01	1.01	1.01	1.01
6-Jul-18	1.01	1.01	1.01	1.01	1.01
5-Jul-18	1.01	1.01	1.01	1.01	1.01
3-Jul-18	1.01	1.01	1.01	1.01	1.01
2-Jul-18	1.01	1.01	1.01	1.01	1.01
29-Jun-18	1.01	1.01	1.01	1.01	1.01
28-Jun-18	1.01	1.01	1.01	1.01	1.01
27-Jun-18	1.01	1.01	1.01	1.01	1.01
26-Jun-18	1.01	1.01	1.01	1.01	1.01
25-Jun-18	1.01	1.01	1.01	1.01	1.01
22-Jun-18	1.01	1.01	1.01	1.01	1.01
21-Jun-18	1.01	1.01	1.01	1.01	1.01
20-Jun-18	1.01	1.01	1.01	1.01	1.01
30-Day Volume Weighted Average Price (2)					$0.75

Notes:

(1)	Fuse Medical historical share data taken from Yahoo Finance.
(2)

Estimated Purchase Price defined as 30-day volume weighted average price (VWAP) as of three business days prior to Closing, Section 1.2(c)(i) in Securities Purchase Agreement by and among Fuse Medical, Inc. and Springs Partners, LLC, dated July 27, 2018.

Fuse/Maxim Transaction Fairness Opinion	Schedule K.2
Transaction Analysis	Valuation Date: July 19, 2018

Review of Control Premium Data

SIC codes and descriptions:

SIC 8742 - Medical, Dental and Hospital Equipment and Supplies

MergerStat / BVR Control Premium Study Transaction Summary
Statistic	Count	Range	Mean	Median
Effective Date	16	3/27/1998 - 2/14/2018	N/A	N/A
Net Sales LTM ($mil-US)	16	$15 - $4,555	$705	$234
EBITDA Cash Flow LTM ($mil-US)	16	($51) - $754	$90	$11
Deal Value ($mil-US)	16	$29 - $4,385	$524	$139
MergerStat Control Premium	16	13.6% - 400.0%	62.2%	36.4%
Implied Minority Discount	16	12.0% - 80.0%	30.4%	26.7%
Price/Sales	15	0.18 - 3.44	1.14	0.63
Price/Income	9	8.26 -29.59	19.67	19.42
Price/Book Value	14	0.45 -7.02	3.26	2.74
Target Invested Capital/EBIT	10	5.49 -27.90	17.05	16.95
Target Invested Capital/EBITDA	11	3.63 -19.57	12.55	12.22

MergerStat Indicated Control Premium
Mean	62.2%
Median	36.4%

M&A Transaction Indicated Control Premiums (1)
	1 day	1 week	1 month
Mean	33.4%	33.0%	34.5%
Median	27.5%	28.1%	28.0%
Lower Quartile	15.9%	10.3%	13.9%
Selected Control Premium		28.1%
Implied DLOC (2)		21.9%

Notes:

(1)	Control premium data from M&A transactions in the Capital IQ database. See Schedule D.
(2)	Discount for Lack of Control (DLOC) calculated as [ Control Premium / (1 + Control Premium) ]

Fuse/Maxim Transaction Fairness Opinion	Schedule K.3
Transaction Analysis	Valuation Date: July 19, 2018

Fairness Opinion Conclusion

Summary
Fair Value (FV) of Fuse Equity	$36,400,000	Schedule E
Fuse Outstanding Shares (Pre-Transaction)	65,890,808

FV of Fuse Equity Per Share (Pre-Transaction)	$0.5524	per share
Closing Consideration/Maxim Equity Value	$3,400,000	Schedule J
Plus: Closing Net Working Capital	521,139
Less: Target Net Working Capital	(100,000)

Total Maxim Purchase Price	$3,821,139
Securities Purchase Agreement Fuse Share Price	$0.7500	Schedule K.1

Shares Provided as Equity Payment	5,094,852
Maxim Equity Value	$3,821,139
Fuse Equity Value	$36,400,000

Post-Transaction Equity Value	$40,221,139
Fuse Outstanding Shares (Post-Transaction)	70,985,660

Fully Diluted Fuse Equity Value Per Share (Post-Transaction)	$0.5666	per share

Conclusion - Deal is FAIR to Fuse Medical, Inc. Shareholders